      SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549
________________
                   FORM 8-K
                CURRENT REPORT
        Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934





Date of Report (Date of earliest event
reported)September 24, 1998


        DEAN WITTER REALTY INCOME PARTNERSHIP
    III, L.P. (Exact name of registrant as
    specified in its charter)


           Delaware                    0-18146
13-
3293754
(State or other jurisdiction       (Commission
   (I.R.S. Employer of  incorporation)
   File Number)  Identification
No.)


         Two World Trade Center, New
       York, New York 10048 (Address of
       principal executive offices)
   (Zip Code)


Registrant's telephone number, including area code(212) 3921054


         (Former  name  or former address, if
changed  since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to a Purchase and Sale Agreement dated
as of
June
2,  1999,  Laurel-Vincent Place Associates,
L.P.,  which  is owned 99.999% by
Dean Witter Realty Income
Partnership  III,
L.P.  and  0.001%  by the Managing
General Partner,
entered into an
agreement, as amended,
to sell the land and
building which  comprise
the  Laurel Lakes Centre
property, for  a
negotiated  sale price
of $37.5 million, to
Urban Investment
Group, Inc, an
unaffiliated party. The     closing of the
sale took place
on September 24,  1999.
At  closing, the            Partnership
received   proceeds   of
approximately $35.6
million, net of closing
costs and  other
deductions.

Item 7.  Financial
Statements and Exhibits

(b)  Pro Forma Financial
Information

 (1)  Pro Forma Balance
        Sheet as
of July 31,
          1999.

    (2)  Pro  Forma
             Statements
             of
             Operations
          for the fiscal
          year  ended
          October 31,
          1998 and the
          nine  months
          ended July 31,
          1999.

(c)  Exhibits

     (1)  Purchase and
          Sale
          Agreement,
          dated as of
          June  2, 1999,
          with respect
          to the sale of
          the Laurel
          Lakes Centre
          property.

       SIGNATURES


Pursuant to the
requirements of the
Securities Exchange Act
of 1934, the registrant
has duly caused this
report to be signed on
its behalf by the
undersigned hereunto
duly authorized.


                            DEAN WITTER
REALTY INCOME PARTNERSHIP III,
L.P.
                         By:    Dean Witter
Realty Income Properties
III,
Inc.
                            Managing General
Partner




Date:                    October  6,
1999    By:
/s/Charles
M. Charrow
                            C
                            h
                            a
                            r
                            l
                            e
                            s
                            M
                            .
                            C
                            h
                            a
                            r
                            r
                            o
                            w
                            C
                            o
                            n
                            t
                            r
                            o
                            l
                            l
                            e
                            r
                            (
                            P
                            r
                            i
                            n
                            c
                            i
                            p
                            a
                            l
                            F
                            i
                            n
                            a
                            n
                            c
                            i
                            a
                            l
                            a
                            n
                            d
                            A
                            c
                            c
                            o
                            u
                            n
                            t
                            i
                            n
                            g
                            O
                            f
                            f
                            i
                            c
                            e
                            r
                            )

   Dean Witter Realty
         Income
Partnership III, L.P.
 Pro Forma Consolidated
               Balance
               Sheet As
               of July
               31, 1999

The  following
unaudited pro forma
balance sheet  has  been
presented as if the
Laurel
Lakes Centre property
was sold as
of  July 31, 1999.  The
pro forma adjustments
reflect a) the net
cash proceeds from the
sale, b) the
elimination of  the net
carrying value of the
property from real
estate held for sale,
and c) the elimination
of other assets and
liabilities relating to
the property sold.

                                      Pro Forma
                          Historical
                          Adjustments Pro Forma
ASSETS
  Real estate held for    $45,945,98
$(36,426,49 $
sale                      6           1)          9,519,495
  Investment in joint                       -
venture                   6,983,517               6,983,517

  Cash and cash
35,629,246
equivalents               5,109,407               40,738,65
                                                  3
  Other assets                        (270,046)
                    846,125
                                                  576,079

                          $58,885,03  $           $57,817,7
                          5
(1,067,291) 44


LIABILITIES AND PARTNERS' CAPITAL

  Accounts payable and    $           $           $
other                     520,986
(141,779)    379,207
    liabilities
  Total partners'
capital                   58,364,049  (925,512)   57,438,53
                                                  7
                          $           $           $57,817,7
                          58,885,035
(1,067,291) 44




      Dean Witter Realty Income
       Partnership
III, L.P.
 Pro Forma Consolidated
       Statement of
       Operations For
       the year ended
       October 31, 1998

The following unaudited
pro forma consolidated
statement  of operations
has been presented as if
the Laurel Lakes  Centre
property was  sold as of
November 1, 1997. The                                  pro  forma
adjustments  reflect
the elimination of
rental and  other
revenues, property
operating expenses, and
depreciation  and
amortization expenses
relating to the property
sold.   The pro  forma
adjustments  do  not
reflect  the
Partnership's
nonrecurring loss on the
sale of the property.
                                       Pro
Forma Historical Adjustments                        Pro
Forma
Revenues:
 Rental                     $ 6,945,820
$(4,768,099)                $
2,177,721
     Equity in earnings of
             joint venture
             18,538,476       -
18,538,476
 Interest and other             482,885
(95,740)
387,145
         Gain on sale of real
             estate
             15,727,536       -
15,727,536


41,694,717 (4,863,839)                  36,830,878
Expenses:
 Property operating           2,129,425
(1,209,934)                     919,491
        Depreciation
          1,778,077
(1,214,265)                     563,812
        Amortization
           95,786
(38,117)                         57,669
   General and
administrative

853,375
                      -
853,375

                              4,856,663
(2,462,316)                   2,394,347

Net income
$36,838,054
$(2,401,523)
$34,436,531

Net income per Unit of
  Limited
  Partnership
  interest
  $
  68.22
        $
(4.05)                      $
64.17




       Dean
       Witter
       Realty
       Income
       Partnershi
       p III,
       L.P. Pro
       Forma
       Consolidat
       ed
       Statement
       of
       Operations
           For
           the
           nine
           months
           ended
           July
           31,
           1999

The following unaudited
pro forma consolidated
statement  of operations
has been presented as if
the Laurel Lakes  Centre
property was  sold as of
November 1, 1998. The
pro  forma adjustments
reflect the elimination
of  rental and
other revenues,
property operating
expenses and
depreciation  and
amortization expenses
relating to the property
sold.  The pro  forma
adjustments  do  not
reflect  the
Partnership's
nonrecurring loss on the
sale of the property.
                                       Pro
Forma Historical Adjustments
Pro
Forma
Revenues:
     Rental                    $
4,363,331
            $(3,509,165)
$    854,166
 Equity in earnings of joint
                        ventures
                        595,116 -
595,116
 Interest and other
147,404
(40,150)                       107,254
   Losses on real estate
(4,900,000)
                      -
(4,900,000)

                               205,851
(3,549,315) (3,343,464)

Expenses:
 Property operating
1,543,032
(1,228,153)                    314,879
        Depreciation
           669,855
(589,638)                       80,217
        Amortization
           30,229
(19.503)                        10,726
      General and administrativ
                   e
                        261,573
                   -
261,573


2,504,689 (1,837,294)
667,395

Net income                 $
(2,298,838)
$(1,712,021) $
(4,010,859)

Net income per Unit of Limited
 Partnership interest
           $
(4.79)       $
        (2.89)
$      (7.68)

Exhibit Index for Dean Witter
                            R
                            e
                            a
                            l
                            t
                            y
                            I
                            n
                            c
                            o
                            m
                            e
                            P
                            a
                            r
                            t
                            n
                            e
                            r
                            s
                            h
                            i
                            p
                            I
                            I
                            I
                            ,
                            L
                            .
                            P
                            .
Exhibit
Sequential
  No.      Description
Page No.

          (2)
Purchase
          and  Sale


          Agreement,


          dated as  of


          June  2, 1999


          between


          LaurelVincent


          Place


          Associates


          L.P.,  as


          seller  and


          Urban


          Investment


          Group, Inc.,


          as Purchaser


          for the


          Property


          known as


          Laurel  Lakes


          Centre.

          PUR



CH
AS
E
AN
D
SA
LE
AG
RE
EM
EN
T
DA
TE
D
as









             of



             Ju



             ne



             2,



             19



             99



                      b



                      e



                      t



                      w



                      e



                      e



                      n



                     LAUREL-
                     VINCENT
                     PLACE
                     ASSOCI
                     ATES
                     LIMITE
                     D
                     PARTNE
                     RSHIP
                     as

                          Seller

                             and

                URBAN INVESTMENT

    GROUP, INC.

     as Purchaser for the
     Property known as Laurel
     Lakes Centre, Laurel,
     Maryland

        TABLE OF CONTENTS

1.   Sale of the Property.                               1
     1.1  Excluded Property.                             2
     1.2  Closing Date.                                  2
2.   Purchase Price.                                     2
3.  Apportionments                                       3
     3.1.   Taxes.                                       4
     3.2.   Arrearages.                                  4
          3.2.1.   Rents.                                4
          3.2.2.   Additional Rents.                     5
          3.2.3.   Collection After
the
Closing.  5
     3.3.   Water.                                       6
     3.4.   Utilities.                                   6
     3.5.   Post-Closing Adjustments.                    6

4.   Due Diligence Period.                               7
     4.1.   Access to the Property.                      7
     4.2.   Purchaser's Termination
Notice.     9
     4.3.   Estoppel Certificates.                       9

5.   Title.                                              10
     5.1.   Unacceptable Encumbrances.                   10
     5.2.   Removal of Unacceptable
Encumbrances.   11
     5.3.   Options Upon Failure to
Remove
Unacceptable
     Liens.                                              11
     5.4.   Use of Purchase Price.                       12
     5.5.   Franchise Taxes.                             12
     5.6.   Transfer Taxes; Title
Insurance
Premiums.   12

6.  Representations and Warranties of
the
Seller.     13
     6.1.   Survival of
Representations.                                         15
     6.2.   Discovery of Untrue
Representation.                                          15
     6.3.   Limited Nature of
Representations.                                         16

7.   Representations and Warranties of
the
Purchaser.  17

8.  Documents to be Delivered by the
Seller at
Closing.  18

9.   Documents  to  be Delivered by
the
Purchaser  at
Closing.                                                 20
10.   Operation  of the Property prior
to  the
Closing
Date.                                                    21
     10.1.   New Leases.                                 21
          10.1.1.   New Lease
Expenses. 22
          10.1.2.   Allocation of New
Lease
Expenses. 22
     10.2.   Intentionally Deleted                       23
     10.3.   Contracts.                                  23

11.  Broker.                                             24

12.   Casualty; Condemnation.                            24
     12.1.   Damage or Destruction.                      24
     12.2.   Condemnation.                               25
     12.3.   Termination.                                26

13.   Conditions Precedent to Closing.                   26
     13.1.    Conditions Precedent to
the
Purchaser's
     Obligations to Perform.                             26
     13.2.     Conditions  Precedent
to  the
Seller's
     Obligations to Perform.                             26
     13.3.                                               27
     Remedies Upon Failure to Satisfy
Conditions. 27
14.   Remedies.                                          27
     14.1.   Seller's Inability to
Perform.     27
     14.2.   Purchaser's Failure to
Perform.     27
     14.3.   Seller's Failure to
Perform.     28

15.   Escrow.                                            28

16.   Notices.                                           29

17.   Property Information and
Confidentiality.                                         30
     17.1.   Press Releases.                             30
     17.2.   Return of Property
Information. 31
     17.3.   Property Information
Defined.     31
     17.4.   Remedies.                                   32

18.   Access to Records.                                 32

19.   Assignments.                                       32

20.   Entire Agreement, Amendments.                      32

21.   Merger.                                            33

22.   Limited Recourse.                                  33

23.   Miscellaneous.                                     33

24.   Time of the Essence.                               34

25.   IRS Form 1099-S Designation.                       34

26.   Attorneys' Fees.                                   34

27.   Counterparts.                                      34

28.   Restructuring.                                     34

        TABLE OF DEFINED TERMS
  The  following  capitalized  terms
                  are
defined  in  the respective Section of
the Agreement identified below  and are
used in this Agreement as so
defined:
"A  &  A Agreements" - as such term is
defined in Section 8(d) hereof.

     "Additional Rents" - as such term
is defined in  Section 3.2.2 hereof.
  "Adjustment Date" - as such term is
                defined
in Section  3 hereof.

    "Agreement"  -  as such term is
              defined  in
the  opening paragraph hereof.

     "Applicable Environmental Law" as
such term is  defined in Section 6(f)
hereof.

   "Bill of Sale" - as such term is
              defined in
Section  8(f) hereof.

     "Broker" - as such term is defined
in Section 11 hereof.

     "Buildings"  -  as  such term is
defined  in Section  1 hereof.

     "Clearing  House  Bank"  - as such
term  is defined  in Section 2(a)
hereof.
    "Closing"  -  as  such  term is
              defined  in
Section  1.2 hereof.

     "Closing  Date" - as such term is
defined in Section  1.2 hereof.

     "Contract  and  License
Assignment" -  as such  term  is
defined in Section 8(c) hereof.

    "Contracts"  -  as such term is
              defined in
Section  8(c) hereof.

  "Deed" - as such term is defined in
                Section
8(a) hereof.

"Deposit" - as such term is defined in
Section 15 hereof.

    "Downpayment" - as such term is
              defined in
Section  2(a) hereof.

    "Due  Diligence Materials" - as
such term is defined  in Section 4
hereof.

     "Due  Diligence  Period" - as such
term  is defined  in Section 4 hereof.

   "Escrow Agent" - as such term is
              defined in
Section  2(a) hereof.

     "Escrow  Agreement" - as such
term is defined in  Section
15 hereof.
     "Hazardous  Substances"  - as such
term  is defined  in Section 6(f)
hereof.
     "Intangible  Property
Assignment"  -  as such  term  is
defined in Section 8(d) hereof.
     "Investigations" - as such term is
     defined in
Section
4.1
hereof.

  "Land" - as such term is defined in
                      Section 1 hereof.
    "Laws" - as such term is defined in
                  Section
6(c) hereof.

   "Lease  Assignment" - as such term is
                  defined
in  Section 8(b) hereof.

"Leases"  -  as  such  term is defined  in
Section  6(d) hereof.

"Licenses"  -  as  such term is defined in
Section  8(c) hereof.

     "Liens" - as such term is defined in Section
     5.1 hereof. "New  Lease" - as such term is
     defined in
Section  10.1.1 hereof.
      "New Lease Expenses" - as such term is
defined in Section 10.1.1 hereof.
     "Permitted  Encumbrances" - as such term  is
defined  in Section 5 hereof.
     "Personal Property" - as such
term is defined in  Section 1 hereof.
 "Property" - as such term is defined
                  in
Section 1 hereof.
     "Property  Information"  - as
such  term  is defined  in Section
17.3 hereof.
  "Purchase  Price" - as such term is
                defined
in Section  2 hereof.
    "Purchaser"  -  as such term is
              defined  in
the  opening paragraph hereof.
     "Purchaser's  Documents" - as
such  term  is defined  in Section
7(b) hereof.
     "Purchaser's Representatives" as
such term is  defined in Section 17.3
hereof.
       "Purchaser's  Termination
Notice"  -  as such  term  is defined
in Section 4.2 hereof.
    "Rent  Commencement Date" - as
     such term  is
defined  in Section 10.1.2 hereof.
  "Rents" - as such term is defined in
                      Section 3 hereof.
     "Sales  Tax Return" - as such
term is defined in  Section 8(f)
hereof.
"Second Downpayment" - as such term is
defined in Section 1.2 hereof.
              "Seller"  -  as  such
              term is defined  in
the  opening paragraph hereof.
     "Seller's  Affiliates"  -  as
such  term  is defined  in Section 22
hereof.
"Seller's Documents" - as such term is
defined in Section 6(b) hereof.
"Seller's Knowledge" - as such term is
defined in Section 6(d) hereof.
                      "Survey" - as
                      such term is
                      defined in
                      Section 5 hereof.
     "Survival  Period" - as such term
is defined in  Section 6.1 hereof.
     "Surviving  Obligations" - as
such  term  is defined  in Section
14.1 hereof.
     "Title Commitment" - as such term
is defined in Section 5 hereof.
    "Title  Company" - as such term
is defined in Section  5 hereof.
     "Transfer  Tax  Payments" - as
such term  is defined  in Section        5.6 hereof.
     "Transfer  Tax  Return"  - as
such  term  is defined  in Section       5.6 hereof.
     "Unacceptable Encumbrances" - as
such term is defined  in Section         5.1 hereof.

     PURCHASE  AND  SALE  AGREEMENT
(this "Agreement"),  dated as  of  the 2nd  day
of June, 1999, by and between  LaurelVincent
Place Associates  Limited  Partnership,  a
Virginia limited  partnership, having an office
c/o Dean Witter  Realty Inc.,  Two World Trade
Center, 64th Floor, New York, New  York 10048,
(the  "Seller") and Urban Investment
Group,  Inc.,  an Illinois corporation, having
an office at 401 North Michigan Avenue,   Suite
2900,
Chicago, Illinois     60611              (the
"Purchaser").
          W I T N E S S E T H
     WHEREAS,  the  Seller is the
owner of the real  property known as
Laurel Lakes Centre, Laurel, Maryland;
     WHEREAS,  the Seller and the
Purchaser have entered  into
negotiations  wherein the Purchaser
expressed  its  intent  to purchase
the  Property (as defined herein) from
the  Seller and  the Seller expressed
its intent to sell the Property to the
Purchaser; and
     WHEREAS,  the  Seller  and the
Purchaser  now desire  to enter  into
an  agreement whereby, subject to the
terms  and conditions  contained
herein,  the  Seller  shall  sell
the
Property  to  the Purchaser and the
Purchaser shall  purchase
the Property from the Seller.

NOW,   THEREFORE,  in  consideration
                 of
ten   ($10.00)
dollars  and  the mutual covenants
and agreements hereinafter
set  forth,  and intending to be
legally bound hereby,  it  is
hereby agreed as follows:
     1.  Sale of the Property.
The  Seller  agrees to sell and convey
to the Purchaser,  and
the  Purchaser  agrees to Purchase
from  the Seller,  at  the price  and
upon the terms and conditions set
forth  in  this
Agreement,  all  those certain plots,
pieces  and parcels      of
land  described  in  Schedule  1 hereto  (the
"Land")  listed thereon as owned  by  the Seller,
together with  (i)  all
buildings  and  other  improvements situated  on
the  Land (collectively,  the "Buildings"), (ii)
all easements,  rights of  way, reservations,
privileges, appurtenances,  and  other estates and
rights of the Seller pertaining to the  Land and
the  Buildings, (iii) all right, title and
interest of  the Seller in and  to  all fixtures,
machinery,   equipment,
supplies  and other articles of personal property
attached  or
appurtenant  to  the  Land  or  the  Buildings, or
used      in
connection    therewith    (collectively,    the
"Personal
Property"),  (iv)  all  right,  title  and
interest  of  the
Seller,  if  any, in and to the trade names of the
Buildings
and  any other intangible property listed on
Schedule 10,  (v) all  interest  of
the Seller in the Contracts  and
Licenses, and  (vi) all interest of the
Seller in the Leases (the  Land,
together  with  all of the foregoing
items listed in  clauses (i)-(vi)
above  being hereinafter sometimes
referred  to                        as
the "Property").

          1.1  Excluded Property.
          Specifically  excluded from
     the Property  and  this sale are
     all  items of personal property
     not  described
     in  Section  1  (and  all personal
     property of  tenants under the
     Leases) and the items described in
     Schedule  2
annexed hereto and made a part hereof.
          1.2  Closing Date.
            The  delivery  of  the Deed
and the consummation  of
     the  transactions  contemplated
     by  this
Agreement  (the "Closing")  shall
take place at the offices  of  Bingham
Dana
     LLP,   1200   19th  Street,   N.W.,   Suite
     400, Washington, D.C.  20036-2400, at 10:00
     A.M.
     on  the  date which is  thirty  (30) days
     after the  end  of  the  Due
    Diligence   Period  (the  "Closing  Date")
unless    the
     parties  hereto agree to a different date or
to close  by
    mail  via  escrow.   At  any time prior  to
the  Closing
     Date,  Purchaser  shall  have the  right  to
extend  the
     Closing  Date  for  a period of up to  thirty
(30)  days
    upon  condition  that  Purchaser first  pay
Two  Hundred
     Thousand     Dollars    ($200,000.00)    (the
     "Second Downpayment")  in  good and
     immediately
     available  funds to  the
   Escrow Agent.  The Second Downpayment  shall
                        be
       paid  to and held by Escrow Agent in
accordance with  the
     terms  set  forth in Section 2(a) below.   In
the  event
     that  the  Closing  Date,  whether  it  shall
have  been
     extended  or  not, falls upon a day on which
  the  Circuit Court Clerk's   Office
                  of
     Prince   George's   County,
     Maryland  is  not  open for
     business, the Closing  shall take
     place  on the next day on which
     such Circuit  Court
    Clerk's  Office is open or such
              earlier or
later date  as
 the Seller and Purchaser may agree in
writing.
     2.  Purchase Price.
    The  purchase  price to be paid
by the Purchaser  to  the Seller  for

the  Property (the "Purchase Price") is

ThirtySeven  Million  Five Hundred

Thousand Dollars ($37,500,000.00)

payable as follows:

          (a)   Two  Hundred  Thousand
Dollars
($200,000.00)
     (the   "Downpayment")  shall  be
     payable  by Purchaser within three
     (3) business days after the
     execution  and delivery
of  this  Agreement,  by  delivery  to
     First
     American  Title  Insurance Company
     (the "Escrow  Agent") of a
     certified  or bank check drawn on
     or  by  a  bank which  is  a
     member  of  the  New  York
     Clearing  House Association  (a
     "Clearing  House  Bank")  or by
     wire
     transfer  of  immediately
     available funds to the  Escrow
     Agent's  account  as set forth in
     the  Escrow  Agreement. The
     Downpayment shall  be held  and
     disbursed  by  the Escrow  Agent
     in  accordance with the terms of
     Section 15.   At  the Closing, the
     Deposit shall be delivered
    to the  Seller and  such amount
     shall be  credited  against the
     portion  of the Purchase Price
     payable pursuant  to Section 2(b);

          (b)   The  balance of the
Purchase Price
(i.e.,  the
     Purchase  Price  minus the credit
     set  forth in  Section 2(a)
     above), plus or minus the
     apportionments set  forth in
     Section 3, shall be paid at the
     Closing by bank  wire transfer
     of immediately available funds to
     the  Seller's account  or  to
     the account or accounts  of  such
     other party  or  parties as may be
     designated by the Seller  on or
     before the Closing Date.
     3. Apportionments

     The  following  shall be
apportioned between the  Seller and
the Purchaser at the Closing as of
11:59 p.m. of the  day preceding the
Closing Date (the "Adjustment Date"):
          (a)   fixed or base rents
("Rents")
which have  been
     prepaid,  security deposits
     referred to in Section  8(e),
     Rents  for  the  month in which
     the  Closing  occurs  and
     Additional Rents  and  other
     amounts  paid  by  tenants
     applicable  to  periods which
     expire  after the  Closing Date,
     which have been received by
     Seller;

          (b)   real  estate  taxes,
special
assessments  (but
     only  any  installment relating
to the
     period  in  which the
     Adjustment Date occurs), water
     charges, sewer  rents and
     charges and vault charges, if
     any, on the basis  of the
     fiscal years (or applicable
     billing period if  other than a
     fiscal year), respectively, for
     which same  have been assessed;

     (c)   value of prepaid fuel belonging to
the  Seller
stored  on  the Property, at the Seller's
cost, including any   taxes,  on  the  basis
of  a  statement  from  the Seller's
suppliers;

       (d)   charges and payments under
Contracts that  are
being assigned to the Purchaser pursuant to the terms of this Agreement and listed on
Schedule  3  hereto  or permitted renewals or
replacements thereof;

     (e)    any   prepaid   items,
including,   without
limitation, fees for licenses which are transferred to the Purchaser at the Closing and annual permit and inspection fees;

     (f)   utilities, to the extent required
by  Section
3.4;

     (g)   deposits  with  telephone  and
other  utility
companies, and any other persons or entities who supply goods or services in connection with the Property if same are assigned to the Purchaser at the Closing;

     (h)   personal property taxes, if any,
on the  basis
of the fiscal year for which assessed;

     (i)   all other revenues from the
operation  of  the
Property   other   than   Rents  and
Additional   Rents
(including,  without limitation, parking
charges,  tenant direct    electrical
reimbursements,   HVAC    overtime charges,
and   telephone  booth  and  vending machine
revenues);

     (j)   New  Lease  Expenses as  provided
in  Section
10.1.2;

     (k)   fees  payable to shopping center
association,
if any; and

     (l)    such   other   items   as   are
customarily
apportioned  between  sellers  and
purchasers  of   real properties  of  a  type
similar  to  the  Property   and located in
the State of Maryland.
     3.1.  Taxes.

  If the amount of real estate taxes, special
     assessments  or  other taxes for  the
Property  for the  fiscal  year  during which
Closing  occurs  is  not finally  determined
at the Adjustment  Date,  such  taxes shall be
apportioned on the basis of the full amount
of the  assessment  for such period (or the
assessment  for the  prior  tax period if the
assessment for the  current tax period  is
not then known) and  the  rate for  the
immediately  prior tax year, and shall  be
reapportioned as  soon  as the new
tax rate and valuation, if any,  has been
finally determined.
     3.2.  Arrearages.
          3.2.1.  Rents.
          If  on  the  Closing  Date  any
     tenant  is  in arrears  in the payment of
     Rent or has not paid  the Rent payable
     by  it  for the month  in which  the
     Closing  occurs  (whether or
not it  is  in  arrears for  such  month on
the Closing  Date),  any  Rents received  by
the Purchaser or the Seller from  such tenant
after  the  Closing shall  be  applied
to
     amounts  due  and  payable by  such
     tenant  in  the manner  specified by such
     tenant, and if the  tenant does
       not  so specify, such Rents shall  be
     applied during
         the  following  periods  in  the
     following
     order  of  priority:  (i) first,  to the
     month  in which  the  Closing occurred, (ii)
     second,  to  the months following  the month
     in  which  the Closing occurred,  and (iii)
     third, to the months  preceding the  month in
     which the Closing occurred.  If  Rents
or  any  portion thereof received by the Seller  or
the
     Purchaser  after  the  Closing  are  due  and
     payable  to  the  other  party  by
     reason  of  this allocation, the
     appropriate   sum, less   a
     proportionate  share  of any  reasonable
     attorneys' fees  and  costs and expenses
     expended in connection with  the
     collection  thereof,  shall  be
                promptly paid   to  the  other  party
     (to  the  extent                    not
                   collected from or reimbursed by
tenants).

                      3.2.2.  Additional Rents.

          If any tenants are required to pay percentage rent, escalation charges for real estate taxes, parking charges,  operating
     expenses     and
                 maintenance   escalation   charges,
cost-of-living
     increases  or  other  charges of  a similar  nature
     ("Additional  Rents")
and any Additional  Rents  are collected by the Purchaser from a tenant after
                the Closing   Date,  such  Additional
     Rents  shall  be
     applied to amounts due and payable by such tenant in the manner specified by such tenant, and if the tenant does not
     so specify, such Additional  Rents shall   be          applied
     in  the  following
     order   of
     priority:   (i)  first, to the month  in
     which  the closing   occurred,  (ii) second,  to  the
     months
     following the month in which the Closing occurred, and (iii) third, to the months preceding the month in which  the Closing occurred. To the
     extent that such Additional Rents consist of percentage rents, such Additional Rents shall be allocated under this
     Section  3.2.2. based on the assumption  that
     such  Additional  Rents are  earned  at a         constant
     rate  during  the  course of the  period for  which such
     Additional  Rents are
paid.   The  obligations of this Section  3.2.2. shall survive the
Closing.
    3.2.3.  Collection After the Closing.
          After  the  Closing, the Seller
shall      continue
     to  have  the  right,  in its own  name,
     to  demand payment  of and to collect
            Rent and Additional  Rent arrearages
     owed to the Seller by any tenant,  which right  shall
     include, without
limitation, the  right to                 continue   or
commence  legal   actions                 or
     proceedings   against  any  tenant.
Seller    shall
     promptly   provide  to  Purchaser
copies          of   all
     correspondence   sent   to   tenants
owing      rent
    arrearages  to  Seller  and  shall  keep   Purchaser
     regularly  informed  as to the  status
of        Seller's
     collection   efforts.   The  Purchaser
agrees     to
     cooperate  with  the Seller in
     connection  with  all efforts  by  the Seller to
     collect such  Rents  and Additional  Rents  and to
     take  all steps,  whether before  or  after  the
Closing  Date,  as                         may   be
     reasonably  necessary to carry out the
      intention  of the  foregoing,
     including, without limitation,  the
     delivery  to  the  Seller,  upon
     demand,          of   any
     relevant  books and records (including
any       Rent  or
     Additional  Rent  statements,  receipted
     bills  and copies  of  tenant checks used
     in  payment  of  such
     Rent  or Additional Rent), the execution
     of any  and all consents or other
     documents, and the
     undertaking  of  any  act reasonably
     necessary  for the  collection  of such
     Rents and Additional  Rents by  the Seller.  If  for any
     fiscal  period
     which includes  the  Adjustment Date tenants  are  paying
     Additional  Rent
based upon estimates  prepared  by the     Seller,   such
Additional  Rents shall            be
     reapportioned  when  the  actual
expenses   for  the
     fiscal  period are known.
Notwithstanding  anything
     else  set  forth in this Section 3.2.3
     Seller  shall not  have  the right to
     evict, attempt to evict or demand the eviction of any tenant in connection with its efforts to collect arrearages of Rent and Additional Rent.
     3.3.  Water.

     If  there  is  a  water meter on the
Property, the Seller shall furnish a reading to a date not more than thirty
(30)  days  prior to the Closing  Date,
and the unfixed water charges and sewer rent, if any, based thereon for the intervening time shall be apportioned on the basis of such last reading.
     3.4.  Utilities.

     The  Seller  will  attempt to obtain
final  cut-off readings of fuel, telephone,
electricity, and gas  to  be made  as  of the
Adjustment Date.  The Seller  shall  pay the
bills  based  on  such readings promptly after
the same  are  rendered.  If arrangements
cannot be made  for any  such cut-off reading,
the parties  shall
apportion the  charges for such services on the basis of
the  bill therefor  for  the most recent billing  period
prior  to the
Adjustment Date, and when final bills  are      rendered
for  the  period which includes the
Adjustment  Date  the
Seller   and   Purchaser  shall  promptly
readjust   the
     apportionments in accordance with such final
          bills. 3.5. Post-Closing Adjustments. The items set forth in this Section
     3 shall be apportioned at the Closing by payment of the net amount of such apportionments to the Seller in the manner set forth herein for the payment of the
Purchase  Price  if the  net apportionment is in favor of the
Seller or by  a credit
against   the  Purchase   Price        if          the     net
     apportionment  is  in  favor of the
          Purchaser.   However, if  any  of the items
     subject to apportionment under  the foregoing provisions
     of  this  Section  3  cannot      be
apportioned    at         the   Closing   because    of    the
     unavailability of the information necessary to compute such apportionment, or if any errors or omissions in computing apportionments at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period of one year after the Closing Date.

     4.  Due Diligence Period.
     Notwithstanding   anything  to  the  contrary   contained
herein,  the  Purchaser shall have a thirty  (30)
day period commencing on May 26, 1999 (the "Due Diligence Period") to examine title to the Property, to inspect the physical and financial condition of the Property and to review the
Property Information and due diligence materials set forth on Schedule 12 hereto, to the extent they are in Seller's possession (the "Due Diligence Materials").
Neither  the
Purchaser nor the Purchaser's Representatives shall contact any governmental authority or any of the Seller's tenants, vendors, employees, consultants or contractors prior to the Closing without notifying Seller in each instance.
                 4.1.  Access to the Property.

          During  the Due Diligence Period, the Purchaser  and
     the  Purchaser's Representatives shall have the right  to
     enter   upon  the  Property  for  the  sole purpose
     of
     inspecting   the  Property  and  making surveys,
     soil borings,  engineering  tests
     and  other  investigations, inspections  and tests
     (collectively, "Investigations"), provided  (i)  the
     Purchaser shall give the Seller not less than one (1) business days' prior written notice before each entry,
     (ii) the first such notice shall include sufficient information to permit the Seller to review the scope
     of  the proposed Investigations,  and (iii)   neither
the  Purchaser  nor   the                     Purchaser's
Representatives  shall permit any borings,
     drillings  or samplings  to  be  done  on the  Property  without the
     Seller's  prior  written consent.   Any entry  upon  the Property
     and all Investigations shall be during the Seller's normal business hours and at the
sole risk  and expense                        of   the   Purchaser and
the  Purchaser's
     Representatives,  and  shall  not  interfere
with the
     activities  on or about the Property of the
     Seller,  its tenants
     and   their   employees  and   invitees.
     The
     Purchaser shall:

               (a)    promptly  repair  any
damage   to    the
          Property  resulting  from  any  such
          Investigations and  replace, refill and
            regrade any holes made  in,
          or  excavations  of,  any portion  of
          the  Property used  for  such
          Investigations so that the  Property
          shall  be  in  the  same  condition  as
          that  which existed prior to such
          Investigations;
               (b)   fully comply with all Laws
applicable  to
          the   Investigations   and  all   other   activities
          undertaken in connection therewith;

               (c)     permit   the   Seller   to    have    a
          representative  present  during  all
          Investigations undertaken hereunder;

               (d)    take  all  actions  and
implement all
          protections  necessary to ensure  that
          all  actions taken  in  connection  with
          the Investigations,  and the
          equipment, materials,              and    substances
          generated,  used or brought onto the
Property  pose
            no  threat  to  the safety or health of
persons  or
          the   environment,  and  cause  no
damage  to     the
          Property  or other property of the
            Seller  or  other persons;

               (e)   if  requested by the Seller,
and provided
          the  transaction has been terminated  by
          Purchaser, furnish  to  the Seller, at no
          cost  or  expense  to the   Seller,
          copies  of  all  surveys,  soil  test
          results,  engineering, asbestos,
          environmental  and other   studies  and
          reports  prepared    by   third
          parties  relating  to the Investigations
          which  the Purchaser
          shall  obtain  with  respect   to the
          Property promptly after the Purchaser's receipt of same;

               (f)   maintain  or cause to be
maintained,  at
          the  Purchaser's expense, a policy of
          comprehensive general  public liability
          insurance with a  combined single  limit
          of  not  less  than  $1,000,000   per
          occurrence  for  bodily injury and
property  damage,
          automobile  liability coverage including
owned  and
         hired  vehicles  with  a combined
          single  limit  of $1,000,000         per
          occurrence for  bodily  injury  and
          property  damage,  and an excess umbrella
          liability policy  for  bodily injury and
          property  damage  in the minimum  amount
          of  $3,000,000, insuring  the Purchaser
          and  the Seller
          and certain  of  Seller's Affiliates
          listed  on  Schedule  4,  as  additional
          insureds,   against  any  injuries  or
damages        to
          persons  or  property that may result
          from  or  are related             to
          (i)  the  Purchaser's   and/or    the
          Purchaser's   Representatives'   entry
upon the
          Property,   (ii)   any   Investigations   or   other
          activities  conducted thereon,  and
(iii)  any  and
          all  other  activities undertaken by
the  Purchaser
          and/or    the    Purchaser's
Representatives      in
          connection  with the Property, and
deliver  evidence
          of  such  insurance  policy to  the
          Seller  at  the earlier  of  ten (10)
          days after the date of this Agreement or the first entry on the Property;

               (g)  indemnify  the  Seller  and the
          Seller's Affiliates                  and
          hold the Seller  and  the  Seller's
          Affiliates  harmless from and against
any  and  all
          claims,   demands,   causes   of
action,   losses,
     damages,    liabilities,    costs    and
expenses
     (including  without limitation attorneys' fees
     and disbursements), suffered or incurred by
     the  Seller or  any  of the Seller's
     Affiliates and arising  out of  or in
     connection with (i) the Purchaser  and/or the
     Purchaser's  Representatives'  entry upon  the
     Property,      (ii)   any
     investigations   or   other
      activities  conducted thereon by  the
     Purchaser  or the
    Purchaser's  Representatives,  and  (iii)
     any
     liens  or  encumbrances filed  or  recorded
     against the                        Property
     as   a   consequence                     of   the
     Investigations; and
          (h)  not,  at  any time, contact or
     communicate with  any  tenant  of the
       Property  for  any  reason whatsoever
     without  notifying                Seller   in
     each
     instance.

     The provisions of this Section 4.1 shall survive the termination of this Agreement and the Closing.
     4.2.  Purchaser's Termination Notice.

          The    Purchaser   shall   have   the
right, exercisable  in  its sole discretion, to
terminate  this Agreement  by  giving  written
notice  (the  "Purchaser's Termination  Notice")
of such election to the  Seller  at any  time
prior to the expiration of the  Due  Diligence
Period  (which shall be June 25, 1999) in which
instance the  Deposit shall be promptly returned to
Purchaser  and the  parties  hereto  shall have no
further  obligations under this  Agreement
except  as  otherwise  expressly stated  herein. If
for any reason whatsoever the  Seller shall
not  have  received  the  Purchaser's  Termination
Notice  prior  to  the expiration of  the  Due
Diligence Period,                      the
Purchaser  shall  be                   deemed   to
have
irrevocably waived the right of termination granted under this Section 4.2, and such right of termination shall be of no further force or effect.

     4.3.  Estoppel Certificates.
     Promptly  after  execution  and  delivery  of
this Agreement,  the  Seller  agrees to  request an
Estoppel Certificate  from each tenant under a
Lease,  but  in  no event  shall  it  be  deemed to
be an obligation  of  the Seller  under this
Agreement to obtain executed  Estoppel Certificates
except for Estoppel Certificates from  (i) all
tenants  who lease space in excess of  five
percent (5%)  of  the  net  rentable area of the
Buildings,  (ii) seventy-five  percent (75%) of
those "outparcel"  tenants identified  on the
Survey as "Bennigan's",  "Shoney's", "Crestar
Bank",  "Wendy's", and "First  National  Bank", and
(iii)  one-half  of  all  other  tenants
at   the
Buildings.   The Estoppel Certificates shall  be
in  the
form  annexed  hereto  as  Exhibit  G  and  made a
part hereof;  provided, however, if any tenant is
required  or permitted  under  its Lease to make
different  statements in  a  certificate of such
nature than are set  forth  in Exhibit  G, prior
to requesting an Estoppel  Certificate from such
tenant,  the Seller may modify  the Estoppel
Certificate  for  such  tenant  to  set forth
only  the
statements  required  under such  tenant's  Lease
to  be
     made  by  such  tenant  in such a
certificate.   If  any
     tenant  fails to deliver an Estoppel
     Certificate  in  the form   required   by
     this   Agreement,   Seller   shall substitute  in  lieu  thereof
     an  estoppel  certificate
     substantially  in such form executed by
Seller     and  such
     estoppel  certificate shall be treated for
     all  purposes as  an  Estoppel  Certificate from such
     failing  tenant. If  Purchaser exercises its right to
     extend  the  Closing Date  pursuant  to  Section 1.2, no
     Estoppel Certificate held  by  Seller at the time of such
     extension  shall  be
     deemed    to   become   invalid,   stale   or   otherwise
     ineffective due to such extension.
     5.  Title.
     The  Seller  shall convey and the Purchaser
shall  accept title  to  the Property subject to
those matters set forth  on Schedule               5     hereto
(collectively    the                     "Permitted
Encumbrances").   The Seller has delivered to  the  Purchaser, a
commitment for an owner's fee title insurance
policy  with respect to  the  Property  (the "Title
Commitment")   from
Lawyer's   Title  Insurance  Company,  together
with   true,
complete  and  legible copies of all instruments
giving  rise to  any  defects or exceptions to
title to the Property.   The Seller  has
delivered to the Purchaser,  an  as-built  survey
("Survey")  of  the Land and Building dated
December  4,  1998 and  prepared in accordance with
the "Minimum Standard  Detail Requirements for
ALTA/ACSM  Land  Title  Surveys"
jointly
established and adopted by ALTA, ACSM and NSPS in
1997.   The Survey  shall  be revised to contain a
surveyor's  certificate in               favor  of
Purchaser,  Purchaser's  Mortgagee
and  First
American  Title  Insurance Company (the  "Title
Company") in form and substance satisfactory for deletion of the standard survey exception from the title insurance policy.

         5.1.  Unacceptable Encumbrances.

         If  the  Title  Commitment or the
Survey     indicates
     the    existence    of   any   liens   or
encumbrances
     (collectively,  "Liens") or other defects  or  exceptions in or  to title to the Property other than
     the Permitted Encumbrances                     (collectively,
     the     "Unacceptable
     Encumbrances")   subject  to  which  the
     Purchaser   is unwilling  to  accept title and the Purchaser
     gives
     the
     Seller  notice  of the same within ten  (10) days  after receipt
     of   the  Title Commitment  or   the
     Survey,
     respectively,  the  Seller shall undertake to          eliminate
     the  same  (or  to  arrange for title insurance  insuring against enforcement  of
such Unacceptable  Encumbrances against,      or  collection  of the
same  out of,   the
     Property)  subject to Section 5.2.  The
     Purchaser  hereby waives  any  right the
     Purchaser may have to  advance  as objections
     to  title or as grounds for  the  Purchaser's
     refusal   to  close  this  transaction  any
     Unacceptable Encumbrance  which  the Purchaser
     does  not  notify  the Seller  of within  such
     ten (10) day period  unless  (i)
     such  Unacceptable Encumbrance was first
     raised  by  the Title  Company  subsequent to
     the  date  of                 the
     Title
     Commitment   or  the  Purchaser  shall
otherwise   first
     discover  same  or be advised of same
     subsequent  to  the date   of   the   Title
     Commitment   or   the
     Survey,
     respectively,  and (ii) the Purchaser  shall
     notify  the Seller  of  the  same  within
     five  (5)  days     after  the
     Purchaser   first  becomes  aware  of  such
     Unacceptable Encumbrance.   The  Seller, in
     its sole  discretion,  may adjourn  the
     Closing one or more times for up
     to  sixty
     (60)   days  in  the  aggregate  in  order to
     eliminate Unacceptable Encumbrances.
    5.2.  Removal of Unacceptable Encumbrances.
          The  Seller  shall  not be obligated  to bring  any
     action or proceeding, to make any payments or otherwise to incur any expense in order to eliminate Unacceptable Encumbrances not waived by the Purchaser or to arrange for title insurance insuring against enforcement of such Unacceptable Encumbrances against, or collection of the
     same    out  of,  the Property;  except  that the
               Seller  shall  satisfy  Unacceptable
Encumbrances  which
     are (i) mortgages and past due real estate taxes and assessments secured by or affecting the Property, and (ii)
            judgments  against  the  Seller  or  other
     Liens secured  by  or  affecting the Property
which  judgments and  other                   Liens  can  be
     satisfied  by  payment                         of
     liquidated  amounts  not  to  exceed
$250,000       in the
     aggregate  for all such judgments and other
Liens.    The
     Seller  may  eliminate any such Unacceptable
     Encumbrance by the  payment  of  amounts
     necessary  to  cause  the
     removal   thereof  of  record,  by  bonding
     over   such Unacceptable                        Encumbrance   in
     a    manner  reasonably
     satisfactory to the Purchaser or by arranging
     for  title insurance   reasonably
     satisfactory  to  the                          Purchaser
     insuring   against   enforcement  of  such
Unacceptable
     Encumbrance  against, or collection of the
same      out  of,
     the Property.

 5.3.  Options Upon Failure to Remove Unacceptable
                      Liens.
     If  the  Seller  is unable or is not
     otherwise  obligated (pursuant  to             Section 5.2) to
     eliminate all Unacceptable
     Encumbrances  not  waived by the Purchaser,
or        to  bond
     over   in  a  manner  reasonably
satisfactory    to the
     Purchaser  any  Unacceptable Encumbrances not waived  by the
     Purchaser,  or  to  arrange for  title   insurance
     reasonably  acceptable to the Purchaser insuring  against
     enforcement  of  such
Unacceptable Encumbrances                      against,
     or  collection of the same out of, the
     Property,  and  to convey  title               in  accordance  with
     the  terms   of  this
     Agreement on or before the Closing Date
     (whether  or  not the  Closing  is adjourned
     as provided in  Section  5.1), the  Purchaser
     shall elect on the Closing  Date,  as  its
     sole  remedy  for  such inability of the
     Seller,  either (i)  to  terminate this
     Agreement by notice given to  the Seller
     pursuant  to  Section 14.1, in  which  event
     the provisions  of  Section  14.1 shall apply,
     or   (ii)  to
    accept  title  subject to such Unacceptable
Encumbrances
       and  receive  no  credit against, or
reduction    of,  the
     Purchase Price.
          5.4.  Use of Purchase Price.

          If  on  the Closing Date there may be
     any  Liens  or other
     encumbrances  which  the  Seller  must           pay   or
     discharge  in  order  to  convey to  the
Purchaser  such
     title  as  is herein provided to be conveyed,
     the  Seller may  use  any                      portion of the
     Purchase Price  to  satisfy
     the same, provided:

               (a) the Seller shall deliver to the Purchaser or the Title
                    Company, at the Closing, instruments in
                    recordable form and sufficient to satisfy such Liens or other encumbrances of record together with the cost of recording or filing said instruments; or

                 (b)    the  Seller,  having  made
arrangements
          with  the  Title  Company, shall deposit
          with  said company   sufficient  moneys
          acceptable to   said
          company  to  insure the obtaining and the
          recording of such satisfactions. 5.5.
          Franchise Taxes.
          Any  franchise  or  corporate tax  open,
     levied  or imposed  against the Seller or
     other owners in the  chain of  title  that may
     be a Lien on the Closing  Date  shall not be
     an objection to title if the Title Company
     omits same  from the title policy issued
     pursuant to the  Title Commitment  or
     excepts  same but insures  the  Purchaser
     against collection thereof out of the
     Property.
          5.6.  Transfer Taxes; Title Insurance
Premiums.
          At  the Closing, the Purchaser and the
     Seller  shall each  pay  one-half of all
     transfer and  recording  taxes (the "Transfer
     Tax Payments") imposed pursuant to  the Laws
     of  the State of Maryland or
any other governmental authority  in  respect of
the transactions  contemplated by  this Agreement
by delivery to the Title  Company of sufficient
funds  to pay such taxes together  with  any return
(the  "Transfer Tax  Return")  required  thereby
which  shall be  duly executed by  the  Seller  and
the Purchaser to the extent required by applicable
law.  The Purchaser  shall  not be entitled to
receive  a  credit against
     or  abatement of the Purchase Price  payable
     to the     Seller   at  the  Closing  as  a
     result   of   the
     Purchaser's  Transfer Tax Payments.  At the
     Closing,  the premiums                   due
     the  Title  Company  to   obtain   title
     insurance  policies  in  the  form
     contemplated by the Title Commitment (as the same may be amended pursuant to this Agreement), the cost of obtaining the Survey and other Closing-related expenses shall be paid in the manner set forth on
     Schedule 6 hereto.
6. Representations and Warranties of the Seller.

     The Seller represents and warrants to the Purchaser as follows:

          (a)   The  Seller  is  a  duly  formed
and  validly
     existing limited partnership organized under the laws of the Commonwealth of Virginia and is qualified under the laws of the State of Maryland to conduct business therein.

          (b)   The  Seller has the full, legal
right,  power
     and authority to execute and deliver this Agreement and all documents now or hereafter to be executed by the Seller pursuant to this Agreement (collectively, the "Seller's Documents"), to consummate the transaction contemplated hereby, and to perform its obligations hereunder and under the Seller's Documents.

          (c)   This  Agreement and the Seller's
Documents  do
       not   and  will  not  contravene  any
provision  of  the
     limited   partnership  agreement  of  the
Seller,   any
     judgment,  order,  decree,  writ  or
     injunction   issued against              the
     Seller,  or,  to  the   Seller's   actual
     knowledge,  any  provision of any  laws  or
     governmental ordinances,  rules, regulations,
     orders  or  requirements (collectively,  the
     "Laws") applicable  to  the  Seller. The
     consummation   of  the  transactions
     contemplated
    hereby will not result in a breach or constitute a
     default or event of default by the Seller under any
     agreement to which the Seller or any of its assets are
    subject or bound and will not result in a violation of
     any Laws applicable to the Seller.

          (d)   To  the current actual knowledge
of Robert  B.
     Austin,   Vice  President,  Dean  Witter
Realty         Income
      Properties  III,  Inc., but not to the
knowledge  of  any
     other   trustee,   partner,  officer,
director,      agent,
     employee   or   representative  of  Seller
or   Seller's
    Affiliates  (which  standard  of  knowledge
is            herein
     referred  to  as  "Seller's  Knowledge"),
there  are  no
     leases,    licenses   or   other   occupancy   agreements
     affecting  any  portion  of the  Property
(collectively,
     the  "Leases") on the date hereof, except for
the       Leases
     listed  in  Schedule 7 annexed hereto  and
made  a  part
     hereof.   To  Seller's  Knowledge,  the
copies  of    the
     Leases  furnished  by  the Seller to  the
     Purchaser  are true  and
     complete.  To Seller's Knowledge,  the
     Leases
     are  in  full  force  and effect,  without
     any  material default                     by      the   Seller
     thereunder.  To   Seller's
     Knowledge,  except as listed on Schedule  7,
the       Seller
     has not given or received any notice of default which remains uncured or unsatisfied, with respect to any of the Leases.

          (e)   To  the  Seller's  Knowledge,
there  are     no
     Contracts  or  Licenses  affecting  any
portion  of  the
     Property on the date hereof other than those set forth in Schedule 3.

          (f)   To  the  Seller's  Knowledge,
there  are     no
     pending  or  threatened  actions, suits,
proceedings  or
    investigations  to  which the Seller is  a
party         before
     any  court  or other governmental authority
with  respect
     to  the  Property owned by the Seller, or
     otherwise  with respect                   to     the  Property,
     except  as  set  forth                    on
     Schedule 8 hereto.

          (g)   Except  as  disclosed on  Schedule
9  hereto,
     since  the  date the Seller acquired legal
and beneficial
     title  to  the Property (i) to Seller's
actual knowledge,
     neither  Seller  nor any third party has
     engaged  in  the generation,
     use,  manufacture,  treatment,  storage
     or
     disposal  of  any  Hazardous  Substance  (as
hereinafter
     defined)  on  the  Property in  violation  of
Applicable
     Environmental Law (as hereinafter defined),
     the  cost  of correction
     or  remediation  of  which  would   have   a
           material  adverse effect upon the value of
     the  Property, and  (ii) to Seller's Knowledge, neither
     Seller  nor  any third party       has  received any written
     notice
     from  any
     governmental  authority  having  jurisdiction over the
           Property  of  any  violation of Applicable
Environmental
     Law   with   respect  to  the  Property
which   requires
            corrective  action,  the  cost  of  which
would  have  a
     material adverse effect upon the value of the Property. Disclosure of any matter on Schedule 9 hereto shall not constitute any admission by Seller that such matter  was material  or a  violation  of  Applicable
Environmental
Law.   As  used  in  this Agreement, the term "Hazardous
Substance"  shall mean any substance, chemical  or waste
that   is   currently  listed  as  hazardous, toxic            or
dangerous  under Applicable Environmental
Law.   As  used
in  this  Agreement,  the term "Applicable
Environmental Law"                            shall   mean   the
Comprehensive   Environmental
Response,  Compensation and Liability Act
("CERCLA"),  42
U.S.C.   9601  et  seq.;  the Resource
Conservation  and
Recovery  Act  ("RCRA"), 42 U.S.C.  6901,  et
seq.;  the Water
Pollution Control Act, 33 U.S.C.   1251       et  seq.;
the  Clean  Air  Act, 42 U.S.C.  7401 et
seq.;  and  the
Toxic   Substances  Control  Act,  15  U.S.C.   2601   et
seq.;  as  the foregoing have been amended
from  time  to
time  to  the  date of this Agreement;  and
any  similar state
and   local laws and ordinances and the
regulations
implementing such statutes in effect on the date hereof imposing liability or establishing standards of conduct for environmental protection.

     (h)   Seller  has  not received any
notice  of  any
outstanding  building  code or  fire  code
violation  or violations                      of  any  municipal
ordinance  or  regulation,
including  zoning  requirements,  or  state,
federal  or
municipal   laws  or  regulations  affecting   the   use,
occupation or maintenance of the Property.

     6.1.  Survival of Representations.
     The  representations and warranties  of
the  Seller set  forth in this Section 6 (i)
shall be true,  accurate and  correct in all
material respects upon the                    execution
of  this Agreement and shall be deemed to be
repeated  on and  as  of the Closing Date
(except as they relate  only to  an  earlier
date), and (ii) shall  remain                 operative
and  shall  survive  the Closing and  the
execution  and
delivery  of  the  Deed for a period of  six
(6)  months following                         the Closing Date
(the "Survival  Period")  and
then  shall expire, and no action or claim
based  thereon shall                          be commenced after
such period.  In the event  any
of  Seller's representations or warranties
set   forth  in
this  Section  6  are not true, accurate and
correct  in all
material  respects  as  set  forth  above
due   to
Seller's  fraud  or  intentional
misrepresentation,  the Survival  Period for
such representations  or  warranties shall    be       deemed  to
be the applicable statutory  period
for   bringing   a   claim  for  fraud   or   intentional
misrepresentation  under  the  law  of   the   State   of
Maryland.   To  secure  Seller's obligations
during  the
Survival  Period,  Seller shall at  Seller's discretion, at  the
Closing  either (a)
deliver a guaranty  of  Dean Witter           Realty,  Inc.  in
substantially  the                         form       of Exhibit
L attached hereto, or (b) deposit
the   sum  (the
"Post-Closing  Escrow Amount") of Five
Hundred  Thousand Dollars  ($500,000) with
the Escrow Agent  in  accordance with  the    terms of the Escrow
Agreement attached  hereto
as  Exhibit  M.  Notwithstanding any other
provision  set forth                          herein,  Escrow
Agent  shall  release  the  Post-
Closing  Escrow Amount to Seller upon the
expiration of the Survival Period unless a claim, demand or order has been received by Escrow Agent in respect of the Post Closing Escrow Amount pursuant to Sections
1     or  2  of
said Escrow Agreement.
     6.2.  Discovery of Untrue Representation.

              If  at  or  prior to the Closing, (i)
the   Purchaser
shall  become  aware  that any of the representations  or
warranties   made  herein  by  the  Seller
is   untrue,
inaccurate  or  incorrect  in any  material respect  and
shall give the Seller notice thereof at or prior to the Closing, or (ii) the Seller shall notify the Purchaser that a representation or warranty made herein by the
Seller is untrue, inaccurate or incorrect, then, unless the same is waived by the Purchaser, the Seller may, in its sole discretion, elect by notice to the
Purchaser to  adjourn  the  Closing one or more  times  for  up to sixty  (60)  days in
the aggregate in order  to  cure  or correct    such    untrue,
inaccurate or  incorrect
representation or warranty.

  If any such representation or warranty is
not cured  or corrected  by  the Seller on or
before the  Closing  Date (whether  or  not
the Closing is adjourned  as  provided above),
then the Purchaser, as its sole remedy for
such inability  of  Seller, shall elect either
(i)  to  waive such misrepresentations or
breaches  of
warranties  and consummate  the transactions
contemplated hereby
without
any  reduction  of or credit against the Purchase
Price, or  (ii)  to terminate this Agreement by
notice given  to Seller
pursuant to the provisions of Section  14.1.    In
the  event  the  Closing  occurs,  the
Purchaser hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity or under this Agreement to make a claim against the Seller for damages that the Purchaser may incur, or to rescind
this   Agreement   and   the  transactions
contemplated hereby,                      as    the   result  of
any  of    the   Seller's
representations  or  warranties being untrue,
inaccurate or incorrect                    if
the  Purchaser   knew
that   such
representation  or  warranty was  untrue,
inaccurate  or incorrect  at  the time of the
Closing and the  Purchaser nevertheless closes
title hereunder.
     6.3.  Limited Nature of Representations.
     The  Purchaser acknowledges that neither
the  Seller nor  any  of  the Seller's
Affiliates, nor any  of  their agents  or
representatives,  nor  Broker  has  made  any
representations  or  held  out  any
inducements    to  the
Purchaser  other  than those specifically
set  forth  in this  Section  6  and  Section
11 or  set  forth                          in
the
conveyance   or   transfer  documents.    The
Purchaser
acknowledges  that the Seller, pursuant to the
terms  of this   Agreement,   has afforded
the Purchaser                  the opportunity
for   full  and  complete investigations,
examinations  and  inspections of the Property
and  all Property  Information.
The Purchaser  acknowledges  and agrees  that
(i) the Property Information  delivered  or
made  available  to  the Purchaser  and  the
Purchaser's Representatives   by   the
Seller   or    the
Seller's
Affiliates,  or  any  of their agents or
representatives may  have been prepared by
third parties and may
not  be
the  work  product  of  the  Seller  and/or
any   of  the
Seller's Affiliates; (ii) neither the Seller
nor   any  of
the   Seller's   Affiliates  has  made  any   independent
investigation  or verification of, or has
any  knowledge of,
the  accuracy  or  completeness  of,  the
Property
Information;  (iii) the Purchaser is  relying
solely  on its  own investigations,
examinations and inspections  of the
Property    and   those   of    the
Purchaser's
Representatives  and is not relying in  any
way   on  the
     Property Information furnished by the
     Seller or
    any  of  the Seller's Affiliates, or any of
     their  agents or
     representatives;  and  (iv)  the  Seller
     expressly
     disclaims   any   representations  or
warranties   with
     respect  to the accuracy or completeness of
     the  Property Information,  and the Purchaser
     releases the  Seller  and the   Seller's
     Affiliates,   and their              agents
     and
     representatives,   from  any  and  all
     liability   with respect  thereto.  The
     Purchaser or anyone  claiming  by, through or
     under  the  Purchaser,  hereby  fully and
     irrevocably   releases  the  Seller  and the
     Seller's Affiliates from any and all claims
     that it may  now  have or  hereafter acquire
     against any of the Seller  or  the
Seller's  Affiliates  for  any  cost,  loss,
     liability,
     damage,  expense,  action  or cause  of
     action,  whether foreseen  or unforeseen,
     arising from or related  to  the presence
     of   environmentally   hazardous,   toxic       or
     dangerous  substances, or any other
     conditions (whether patent, latent or otherwise) affecting the Property, except for claims against the Seller based upon any obligations and liabilities of the Seller expressly provided in this Agreement.

    The provisions of this Section 6 shall survive the Closing.
     7.  Representations and Warranties of the
                    Purchaser.

     The Purchaser represents and warrants to the Seller as follows:

          (a)   The  Purchaser  is a duly formed
and  validly
     existing corporation organized under the laws of the State of Illinois, and Purchaser, or its assignee which takes title to the Property at the Closing, shall be qualified under the laws of the State of Maryland to conduct business therein on the date hereof.

          (b)   The  Purchaser  has  the  full,
legal  right,
     power,  authority and financial ability  to
     execute  and deliver   this  Agreement  and
     all  documents   now
     or
     hereafter  to  be  executed  by  it  pursuant
     to   this Agreement  (collectively,  the
     "Purchaser's
     Documents"), to consummate the transactions contemplated hereby, and to perform its obligations hereunder and under the
     Purchaser's Documents.

          (c)   This  Agreement and the
Purchaser's  Documents
      do  not  and  will  not contravene any
     provision  of  the charter  of  the Purchaser,
     any judgment, order,  decree, writ or
     injunction issued against the Purchaser, or
     any provision  of any Laws applicable to the
     Purchaser.    The
     consummation  of  the  transactions
     contemplated  hereby will  not  result in a
     breach or constitute a default  or event  of
     default by the Purchaser under any agreement to which the Purchaser or any of its assets are subject or bound and will not result in a violation of any Laws applicable to the Purchaser.
          (d)    There   are   no  pending
actions,   suits,
     proceedings  or investigations to which the
Purchaser  is a   party   before   any  court or  other
governmental
     authority which may have an adverse impact on the transactions contemplated hereby.
           The representations and warranties of the Purchaser set forth in this Section 7 and elsewhere in this Agreement shall be true, accurate and correct in all material respects upon the execution of this Agreement, shall be deemed to be repeated on and as of the Closing Date (except as they relate only to an earlier date) and shall survive the Closing.

    Documents to be Delivered by the Seller at Closing.

     At  the  Closing,  the Seller shall execute, acknowledge
and/or    deliver,                  as
applicable,  the  following
to   the
Purchaser:

          (a)   A  special  warranty deed  or  its
     equivalent (the  "Deed")  conveying title to the  Property in  the form  of  Exhibit  A annexed  hereto  and  made  a part hereof.
          (b)   The  Assignment and Assumption of
     Leases  and Security  Deposits  in  the form
of  Exhibit  B  annexed hereto            and made  a  part
hereof  assigning   without
     warranty  or  representation all of the
     Seller's  right, title  and  interest, if
     any, in and  to  the  Leases  in effect  on
     the Closing Date, all guarantees thereof  and
     the   security   deposits  thereunder  in
     the      Seller's
     possession, if any (the "Lease Assignment").

          (c)   The  Assignment  and Assumption
     of  Contracts and  Licenses  in  the form of
     Exhibit C  annexed  hereto and  made  a  part
     hereof  (the  "Contract  and  License
     Assignment")     assigning    without
     warranty  or
     representation  all  of  the Seller's  right,
     title  and interest,  if  any, in and to (i)
     all of  the  assignable licenses,
     permits,     certificates,                     approvals,
     authorizations and variances issued for or
     with  respect to                          the
     Property   by   any   governmental
     authority
     (collectively,  the "Licenses"), and (ii) all
     assignable purchase    orders,    equipment
     leases,    advertising
     agreements,  franchise  agreements,  license
     agreements, management  agreements, leasing
     and brokerage  agreements and  other  service
     contracts relating to  the  operation of  the
     Property  (collectively,  the  "Contracts")
     not terminated  by  Seller  pursuant to  the
     terms  of  this Agreement.
          (d)   The  Assignment and Assumption  of
     Intangible Property  in  the  form of Exhibit
     D annexed  hereto  and made   part   hereof
     assigning  without   warranty   or
     representation  all  of  the Seller's  right,
     title  and interest,  if  any,  in  and to all
     intangible  property owned  by  the Seller
     with respect to the  operation  of the
     Property  listed on Schedule 10 annexed hereto
     and made  a  part hereof, including, without
     limitation,  the trade   name
    "Laurel  Lakes  Centre"  (the  "Intangible
     Property   Assignment")   (the  Lease
Assignment,   the
     Contract   and  License  Assignment  and  the
     Intangible Property Assignment are herein referred to collectively as the "A & A
     Agreements").

          (e)   Executed  counterparts of all
Leases  and  New Leases  and,  to  the extent in
Seller's possession,  any amendments,  guarantees
and  other  documents   relating thereto,
together  with  a  schedule  of   all   tenant
security deposits thereunder and the accrued interest on such security deposits payable to tenants which are in the possession of or received by the Seller.

     (f)   A  bill  of  sale in the  form  of Exhibit  E
annexed  hereto  and  made a part hereof
(the  "Bill  of Sale")   conveying, transferring  and  selling
to            the Purchaser  without warranty or representation
all right, title and interest of the Seller in and to all Personal Property.

              (g)   Notices to the tenants of the
Property in  the
form  of Exhibit F annexed hereto and made a part  hereof
advising the tenants of the sale
of the Property                                 to  the
Purchaser  and  directing that rents and
other  payments thereafter                      be sent to the
Purchaser or as the  Purchaser
may direct.

     (h)    With   respect  to  Seller's
authority   to
execute,  deliver  and  perform  this
Agreement  and  to
consummate  the  transaction  contemplated
thereby:  (i)
copies  of the limited partnership agreement
and       limited
partnership  certificate of the Seller and the  Seller's
general  partner  and, if
required by applicable                          law  or
their   partnership  agreements,  copies  of partnership
resolutions  and/or consents of
the partners  authorizing the   execution, delivery  and
performance                of this
Agreement   and  the  consummation  of  the transactions
contemplated  by  this Agreement, all certified  as  true and correct  by  the respective general  partners;  (ii) legal
existence  certificates issued  by  the
state  of formation                              of  the  Seller
and  the  Seller's                               general partner,
dated  within thirty (30) days of
the       Closing
Date;   and   (iii)  a  qualification  to
do        business
certificate  for  the  Seller  issued  by
the  State  of Maryland,  dated within thirty
(30) days of  the                               Closing
Date.

     (i)     Executed    originals   of   all    Estoppel
Certificates  required  by  Section  4.3  and
any  other Estoppel  Certificates,  received
by  the  Seller   from tenants  prior  to the
Closing Date and not previously delivered to the Purchaser.

     (j)   To  the extent in the Seller's
possession  and
not   already  located  at  the  Property,
keys      to  all
entrance doors to, and equipment and utility rooms located in, the Property.

     (k)   To  the extent in the Seller's
possession  and
not already located at the Property, all Licenses.

     (l)   To  the  extent  in  the Seller's
possession,
executed   counterparts   of  all   Contracts   and   all
warranties  in connection therewith which are
in  effect
on  the  Closing  Date  and which  are
assigned   by  the
Seller.

     (m)   To  the extent in the Seller's
possession  and
     not located at the Building, plans and specifications of the Buildings.
      (n)  The Transfer Tax Returns, if any.
          (o)   A  "FIRPTA" affidavit sworn to by
       the Seller in the form of Exhibit H annexed hereto and made a part hereof. The
     Purchaser acknowledges and agrees that upon the Seller's delivery of such affidavit, the Purchaser shall not withhold any portion of the
Purchase  Price
     pursuant  to  Section 1445 of the Internal
     Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

          (p)   All other documents the Seller is
required  to
     deliver pursuant to the provisions of this Agreement or as are customarily delivered by sellers in
     Maryland
       commercial real estate transactions.
 8. Documents to be Delivered by the Purchaser at Closing.

     At    the   Closing,   the   Purchaser
shall           execute,
acknowledge and/or deliver, as applicable, the following to the Seller:

          (a)    The  cash  portion  of  the
Purchase   Price
     payable  at  the Closing pursuant to Section

2,        subject

    to  apportionments, credits and adjustments

as        provided

     in this Agreement.

              (b)  The Bill of Sale.

     (c)   If  the Purchaser is a corporation, (i)
     copies  of the  certificate  of
     incorporation and  by-laws                 of
     the
     Purchaser  and  of  the  resolutions  of  the
board     of
     directors  of  the Purchaser authorizing  the
     execution, delivery  and  performance  of this
     Agreement
     and  the
      consummation  of  the transactions
contemplated    by  this
     Agreement   certified  as  true  and
correct         by   the
     Secretary  or Assistant Secretary of the
     Purchaser;  (ii) a  good  standing
     certificate issued  by  the  state  of
     incorporation  of  the  Purchaser,  dated
     within  thirty (30)  days of the Closing
     Date; (iii) a qualification  to do
     business   certificate  issued  by  the
     State     of
     Maryland,  dated within thirty (30) days of
the       Closing
     Date;  and  (iv)  an incumbency certificate
executed  by
     the  Secretary  or Assistant Secretary of
     the  Purchaser with   respect   to  those
     officers  of  the
     Purchaser
     executing any documents or instruments in connection with the transactions contemplated herein.

          (d)    If  the  Purchaser  is  a
limited  liability
     company,   (i)   copies  of  the  Purchaser's   operating
     agreement  and,  if  required by  law  or
     its  operating agreement,
    copies  of  resolutions   of   the             manager
     authorizing  the execution, delivery and
      performance  of this  Agreement and the
     consummation of the  transactions contemplated
     by  this Agreement, all certified  as  true
       and  correct  by  the manager of the
Purchaser;      (ii)  a
     good   standing  certificate  issued  by  the
state     of
     incorporation  of  the  Purchaser,  dated
     within  thirty (30)   days   of   the
     Closing  Date; and
     (iii)   a
     qualification  to do business certificate
issued         by  the
     State of Maryland, dated within thirty (30) days of the Closing Date.
            (e)  The A & A Agreements.
          (f)   The  Transfer Tax Payments
together  with  the
     Transfer Tax Return, if any.

          (g)   All  other documents the Purchaser
is required
     to   deliver   pursuant  to  the   provisions
of   this
     Agreement.
    9. Operation of the Property prior to the
Closing Date.
     Between  the  date  hereof  and  the  Closing
Date,  the Seller  shall  have the right and
obligation  to  continue  to operate
and           maintain  the  Property  as
currently   being
operated and maintained.

9.1.  New Leases.

          Except as hereinafter provided in this Section 10.1, for the first twenty
(20)  days  of  the   Due Diligence               Period the Seller may
modify,  extend,  renew,
     cancel  or  permit the expiration of any
     Lease  or  enter into  any                        proposed Lease of
     all or any  portion  of  the
     Property   without  the  Purchaser's
consent;  provided,
     however,  that  such Lease is on Seller's standard  form
     with  such  changes  as Seller
deems appropriate  in  the exercise                 of  its
reasonable  discretion   and   notice
     thereof  is  given to Purchaser at least  ten
     (10)  days prior  to
     expiration of the Due Diligence Period,
     along
     with  a  complete copy of the proposed New
     Lease.   After the  expiration of the first
     twenty (20) days of the  Due Diligence            Period, the Seller
     shall not  modify,  extend,
     renew  or  cancel  any Lease or enter into
any  proposed
     Lease  of all or any portion of the Property
     without  the Purchaser's   prior  consent  in each  instance,   which
     consent  shall not be
unreasonably withheld and shall  be given  or       denied, with the
reasons for any such  denial,
     within  five  (5) days after receipt by the
     Purchaser  of the  Seller's  notice
            requesting the Purchaser's  consent to  the
     proposed  action relating to  such  existing or proposed
     Lease.  If the Purchaser fails to reply  to  the Seller's
     request  for consent in a notice  given  within such  period or if the Purchaser expressly  denies  its consent  but
     fails  to  provide  the  Seller with   the reasons  for  such
     denial, the Purchaser's consent shall be deemed to have been granted.
9.1.1.  New Lease Expenses.

               If   after  the  date  of  this Agreement  the
          Seller enters into any Leases, or if there is any extension or renewal of any Leases, whether or not such
          Leases          provide  for  their
          extension   or
          renewal,  or  any expansion or modification  of  any
          Leases  (each,  a
"New Lease"),  the  Seller  shall keep         accurate records
of         all    expenses
          (collectively,  "New  Lease Expenses")
          incurred  in connection  with each New
          Lease, including,  without limitation,
          the   following:     (i)    brokerage
          commissions  and  fees  relating  to
          such leasing
          transaction,  (ii)  expenses incurred
          for  repairs, improvements,
          equipment,   painting,   decorating,
          partitioning   and  other  items  to satisfy the
          tenant's requirements with regard to such leasing transaction, (iii) reimbursements to the tenant for the cost of any of the
items described            in  the
          preceding   clause  (ii),  (iv)   legal   fees   for
          services  in  connection  with  the
          preparation  of documents                   and   other
          services   rendered                       in
          connection  with  the effectuation  of the
leasing
          transaction,  (v) rent concessions relating
to  the
          demised  space provided the tenant has the right
          to take  possession  of such demised space  during
          the period  of
such rent concessions, and (vi)                     expenses
          incurred   for   the   purpose  of
satisfying          or
          terminating  the  obligations of a
tenant         under  a
            New  Lease  to  the  landlord  under
another  lease
          (whether  or  not such other lease
         covers  space  in the Property).

9.1.2.  Allocation of New Lease Expenses.

               The  New  Lease  Expenses for  each
          New  Lease consented  to by Purchaser
          pursuant to Section  10.1 allocable  to
          and payable by the  Seller  shall  be
          determined  by multiplying the amount
          of  such  New
          Lease  Expenses  by  a fraction,  the numerator  of which
          shall be the number of days contained in that portion, if any, of the term of such  New Lease  commencing  on the date
          on which  the  tenant thereunder          shall have commenced
          to pay  fixed  rent
          ("Rent  Commencement  Date")  and
expiring       on  the
          date  immediately  preceding the Closing
          Date,  and the  denominator of which
          shall be the total  number of  days
contained in the period commencing                  on  the
          Rent  Commencement Date and expiring
on
            the date  of the  scheduled expiration
          of the term  of  such  New Lease,
          without   provision   for   any            optional
          extensions  or  renewals, and the
remaining      balance
            of  the New Lease Expenses for each New
          Lease  shall be  allocable  to  and
           payable by the  Purchaser  by addition
          to  the Purchase Price.  At  the          Closing,
          the  Purchaser  shall reimburse the
Seller         for  all
           New  Lease Expenses theretofore paid by
the            Seller,
          if  any,  in excess of the portion of
          the New  Lease Expenses  allocated to
          the Seller  pursuant                      to  the
          provisions   of   the   preceding
sentence. For
          purposes   of   this   Section  10.1.2,   the   Rent
          Commencement   Date  under  a  renewal,   extension,
          expansion  or  modification  of  a
          Lease  shall  be deemed  to               be  (i)  in the case
          of  a  renewal  or
          extension  (whether effective prior to
          or after the Closing, or in the form of an option exercisable in the future), the first date during such renewal or  extension period after the
originally  scheduled expiration          of the term of such Lease on
which  the
          tenant  under  such  Lease commences  to
          pay  fixed rent,  (ii)  in  the  case of
          an expansion   (whether
          effective prior to or after the Closing,
or             in  the
          form  of  an option exercisable in the
          future),  the date   on                    which  the  tenant
          under   such   Lease
          commences  to  pay  fixed rent  for  the
          additional space,  and (iii) in the case of a
          modification  not also  involving
            a renewal, extension  or  expansion of
          such       Lease,  the  effective  date    of   such
          modification  agreement.   The
provisions          of  this
          Section 10.1.2 shall survive the
Closing.

9.2.
Intentionally
Deleted

9.3.  Contracts.
          Except  as  hereinafter  provided  in
     this  Section 10.3,  for  the  first  twenty
     (20)  days  of  the
     Due
     Diligence  Period the Seller may cancel,
     modify,  extend, renew  or  permit  the
     expiration of Contracts  or  enter into  any
     new  Contract  without the  Purchaser's prior
     consent,  provided notice thereof is
given  to  Purchaser at  least  ten (10) days prior
to the expiration  of  the Due Diligence  Period.
After  the  expiration of  the first  twenty (20)
days of the Due Diligence Period,  the Seller
shall  not modify,  extend,  renew  or   cancel
(except as  a  result of a default by  the  other
party thereunder  or if Purchaser has given notice
pursuant  to Section  4.2(e)  that  a Contract  is
unacceptable)  any Contracts, or  enter into any
new Contract  without  the Purchaser's  prior
consent in each instance, unless  said Contract(s)
is  terminable  by Purchaser       after
     the
    Closing  upon  not  more  than thirty  (30)
     days  notice without penalty.
10. Broker.

     The  Purchaser  and the Seller represent and
warrant  to each  other that Cushman and Wakefield
(the "Broker")  is  the sole  broker with whom they
have dealt in connection with  the Property and
the transactions described herein.  The Seller
shall  be  liable  for,  and  shall indemnify  the
Purchaser against,  all brokerage commissions or
other compensation  due to  the Broker arising out
of the transaction contemplated in this  Agreement,
which compensation shall be paid subject  and
pursuant  to a separate agreement between the
Seller  and  the Broker. Each  party hereto agrees
to indemnify,  defend and
hold  the other harmless from and against any and
all  claims, causes   of  action,  losses,  costs,
expenses,  damages    or
liabilities,   including  reasonable   attorneys'
fees and
disbursements,  which  the  other may  sustain,
incur  or  be exposed  to,  by reason of any claim
or claims by any  broker, finder  or  other person,
except (in the case of the Purchaser as indemnitor
hereunder) the Broker, for  fees, commissions or
other   compensation  arising  out of  the
transactions
contemplated  in this Agreement if such claim  or

claims  are based  in whole or in part on dealings

or agreements with  the indemnifying  party.  The

obligations and representations  and warranties

contained  in this Section 11  shall  survive  the

termination of this Agreement and the Closing.

11.  Casualty; Condemnation.
11.1.  Damage or Destruction.

          If  a  "material" part (as hereinafter
     defined)  of the  Property  is damaged or
     destroyed by fire  or  other casualty, the
     Seller shall notify the Purchaser  of  such
     fact   and  the  Purchaser  shall  have  the
     option   to
     terminate  this  Agreement  upon  notice  to
the       Seller
     given  not later than ten (10) days after
     receipt of  the Seller's
     notice;   provided,               however,
     that    the Purchaser's election shall be
     ineffective if
     within  ten (10)  days  after the Seller's
     receipt of the Purchaser's election  notice,
     the Seller shall elect  by  notice  to the
     Purchaser  to repair such damage or
     destruction  and shall  thereafter complete
     such repair  and  restore  the Property  to
     its existing or better condition as           of  the
     date  hereof  within  ninety (90)  days
     after  the  then scheduled  Closing  Date at the time
     of  the  Purchaser's election.   If the Seller makes
     such election to
     repair,
     the  Seller  shall have the right to adjourn the
Closing
     Date  one  or  more times for up to ninety (90)  days
     in the  aggregate  in  order to complete  such
     repairs  and shall  have  the right to retain all
     insurance  proceeds which
the Seller may be entitled to receive as a    result of
such  damage  or destruction.  If (i)
     the  Purchaser does  not  elect to terminate this
     Agreement  as                         to the
     damaged   Property,   (ii)  the   Purchaser   elects   to
     terminate  this Agreement as to the damaged
     Property  but such  election  is ineffective
     because the Seller
     elects
      to  repair  such damage and completes such
repair     within
        such  90-day  period provided above, or
     (iii)  there  is damage   to  or  destruction of
     an  "immaterial"   part ("immaterial"  is herein
     deemed  to  be  any  damage  or destruction  which
     is not "material", as such term is hereinafter defined) of the Property, the Purchaser shall close title as provided in this Agreement and,  at
     the Closing,  the Seller shall, unless  the Seller
     has repaired  such  damage  or
destruction  prior                         to the
Closing,  (x) pay over to the Purchaser the proceeds
of any  insurance  collected by the Seller less  the
     amount
       of  all  costs incurred by the Seller in
     connection  with the
     repair   of   such  damage  or   destruction, and
     (y)  assign  and  transfer to the  Purchaser
all       right,
     title   and  interest  of  the  Seller  in
and  to   any
     uncollected  insurance proceeds which the
Seller     may  be
     entitled  to receive from such damage or
     destruction.   A "material" part of the
     Property shall be deemed  to  have been
     damaged  or  destroyed if the  cost  of
     repair or replacement shall be fifteen percent (15%) or more of the Purchase
     Price.

11.2.  Condemnation.

          If,   prior  to  the  Closing  Date,
all       or   any
     "significant"  portion (as hereinafter
defined)   of  the
     Property  is taken by eminent domain or
     condemnation  (or is  the  subject of a
     pending taking which has  not  been
     consummated),  the Seller shall notify the
     Purchaser  of such  fact  and  the Purchaser
     shall have the  option  to terminate  this
     Agreement  upon  notice  to  the
     Seller
     given  not later than ten (10) days after
     receipt of  the Seller's  notice.   If the
     Purchaser does  not  elect  to terminate
this  Agreement,  or  if  an  "insignificant"
portion  ("insignificant" is  herein  deemed to
be  any
     taking  which  is  not "significant",  as
     such  term  is herein  defined)  of  the
     Property is  taken  by
     eminent
     domain  or condemnation, at the Closing the
     Seller  shall assign   and  turnover,  and
     the  Purchaser   shall                     be
      entitled  to  receive  and  keep,  all
     awards  or  other proceeds
     for   such   taking  by  eminent  domain      or
     condemnation.  A  "significant" portion of
      the  Property means  (i) 10% or more of
     either of the buildings on  the Land,  (ii) a
     portion of the parking areas if the  taking
     thereof   reduces  the  remaining  available
     number    of
     parking   spaces  below  the  minimum
legally  required,
     (iii)  a  legally required driveway on the
     Land  if  such driveway  is the predominant
     means of ingress thereto  or egress
     therefrom  or  (iv) any  taking  which  would
     in Purchaser's  reasonable judgment have a
     material    adverse
       effect on the value of the Property.
11.3.  Termination.

          If   the   Purchaser  effectively
terminates   this
     Agreement   pursuant  to  Section  12.1  or
     12.2,   this Agreement  shall  be terminated
     and  the  rights                          of
     the
     parties shall be the same as if notice of termination were given pursuant to Section
     14.1.
     12.  Conditions Precedent to Closing.
12.1.  Conditions Precedent to the Purchaser's
Obligations
to Perform.

            The  Purchaser's obligation under
this  Agreement to  purchase  the Property is subject to
the  fulfillment of         each
of   the   following  conditions:      (i)      the
     representations  and warranties of the
     Seller  contained herein  shall  be
     materially true, accurate  and
     correct
     as  of  the Closing Date except to the extent
     they relate only  to  an  earlier  date; (ii)
     the  Seller  shall  be ready,   willing  and
     able  to  deliver  title  to           the
     Property  in accordance with the terms and
     conditions  of this  Agreement;  (iii) any
     conditions precedent                      to
     the
     Purchaser's  obligation to purchase  the
     Property  which is  validly listed in the
     Purchaser's Termination  Notice as  being
     unsatisfied has been satisfied; and  (iv) the
     Seller  shall have delivered all the documents
     and  other items  required pursuant to Section
     8,  and  shall  have performed          all
     other   covenants,
     undertakings and
     obligations,  and  complied with all
     conditions required by this Agreement to be performed or complied with by the Seller at or prior to the Closing.

12.2.   Conditions Precedent to the Seller's
Obligations to Perform.

            The  Seller's obligation under this
     Agreement  to sell  the  Property to the
     Purchaser is  subject                     to
     the
     fulfillment  of  each  of the following
     conditions:  (i) the  representations  and
     warranties  of  the  Purchaser contained
     herein shall be materially true, accurate
     and correct  as  of  the  Closing Date;  (ii)
     the  Purchaser shall  have  delivered the
     funds required  hereunder  and all  the
     documents to be executed by the  Purchaser set
     forth  in  Section 9 and shall have performed
     all  other covenants,
     undertakings  and obligations,  and  complied
     with  all  conditions required by this
     Agreement  to  be performed or complied with
     by the Purchaser at  or  prior to  the
     Closing;  (iii) all consents  and  approvals
     of governmental  authorities and parties  to
     agreements  to which   the  Purchaser  is  a
     party  or  by  which                   the
     Purchaser's  assets  are  bound that  are
     required  with respect                 to
    the   consummation  of  the   transactions
     contemplated  by this Agreement shall have
     been  obtained and  copies  thereof  shall
     have been  delivered                      to
     the
     Seller  at  or  prior  to  the  Closing;  and
(iv) the
     additional  matters  set  forth in  Schedule
11        annexed
     hereto and made a part hereof shall have occurred or been delivered to the Seller, as applicable, at or prior to the Closing.
12.3.
   Remedies Upon Failure to Satisfy Conditions.

            In  the  event  that  any condition
     contained in Sections 13.1 or 13.2 is not satisfied, the party entitled to the satisfaction of such condition as a condition to its obligation to close title shall have as its sole remedy hereunder the right to elect to
     (i)
     waive such unsatisfied condition whereupon title shall close as provided in this Agreement or (ii) proceed as provided in
     Section 14 hereof.

13.  Remedies.
13.1.  Seller's Inability to Perform.

          If  the  Closing  fails to occur by
reason  of  the
     Seller's  inability  to  perform  its
     obligations  under this  Agreement  which has
     not been  waived  pursuant  to Section
     13.3,  then the Purchaser, as  its  sole
     remedy
     for  such  inability  of the Seller, may
     terminate  this Agreement  by  notice to the
     Seller. If  the  Purchaser
     elects  to  terminate this Agreement, then
     this Agreement shall  be  terminated and
     neither party  shall  have  any further
     rights,  obligations or  liabilities
     hereunder,
     except    as   otherwise   expressly
provided    herein
     (collectively, the "Surviving Obligations"),
     and  except that  the Purchaser shall be
     entitled to a return of  the Deposit provided
     the  Purchaser  is  not  otherwise in
     default  hereunder. Except as set forth in
this  Section
        14.1,    the    Purchaser   hereby
expressly   waives,
     relinquishes and releases any other right or remedy available to it at law, in equity or otherwise by reason
     of   the  Seller's  inability  to  perform
     its
     obligations hereunder. Notwithstanding anything to the contrary herein, if the Seller's inability to perform its obligations under this Agreement is a result of any action of, or failure to act by, the Purchaser or any of the Purchaser's
Representatives, the Purchaser  shall not  be     relieved of its
obligations under this Agreement
     and Purchaser shall not be entitled to any right or remedy provided in this
     Section 14.1  or  elsewhere  in this
     Agreement.
13.2.  Purchaser's Failure to Perform.

          In   the  event  of  a  default
hereunder  by   the
     Purchaser  or if the Closing fails to occur
     by reason  of the   Purchaser's  failure  or
     refusal  to  perform  its obligations
     hereunder,  then the  Seller  may  terminate
     this  Agreement  by  notice to  the
     Purchaser.   If  the Seller  elects  to
     terminate this Agreement,  then  this
     Agreement  shall  be  terminated  and  the
     Seller  shall retain  the Deposit as
     liquidated damages for  all  loss, damage and
     expenses suffered by the  Seller,  it being
     agreed   that  the  Seller's  damages
     are  impossible  to ascertain,  and  neither
     party shall  have  any  further rights,
     obligations  or  liabilities  hereunder,
     except
     for   the   Surviving  Obligations.   Nothing   contained
     herein  shall limit or restrict the Seller's
    ability  to pursue  any  rights or remedies
     it may have  against  the Purchaser  with
     respect  to the  Surviving  Obligations.
     Except  as  set  forth  in  this  Section 14.2
     and  the Surviving   Obligations,  the Seller
     hereby     expressly
      waives,  relinquishes and releases  any
     other  right  or remedy  available to them at
     law, in equity or  otherwise by  reason  of
     the Purchaser's default hereunder  or  the
     Purchaser's   failure   or   refusal   to
     perform its
     obligations hereunder.  Notwithstanding
     anything  to  the contrary  herein,  if  the
     Purchaser's  default  or  the Purchaser's
     failure   or refusal   to           perform
     its
       obligations  under  this Agreement is  a
     result  of  any action  of, or failure to act by,
     the Seller  or  any  of the   Seller's
     Affiliates,  the  Seller  shall  not          be
     relieved of its obligations under this Agreement and the Seller shall not be entitled to any right or remedy provided in this Section
     14.2  or  elsewhere  in  this Agreement.

13.3.  Seller's Failure to Perform.

          If  the  Closing  fails to occur by
     reason of the Seller's failure or refusal to perform its obligations hereunder which has not been waived by the Purchaser, then the Purchaser, as its sole remedy hereunder,  may (i)  terminate this Agreement by notice to the Seller  or (ii)  seek specific performance from the
     Seller.   As  a condition  precedent  to  the  Purchaser
     exercising  any right  it  may  have  to bring an  action
     for specific performance as the result of the Seller's failure or refusal to perform their obligations hereunder,  the Purchaser  must  commence such  an  action
     within                  one hundred  twenty (120) days after
     the
occurrence  of  such default.                 The  Purchaser
agrees  that  its  failure  to
     timely  commence such an action for specific
     performance within  such  one hundred twenty
     (120) day  period  shall be  deemed  a waiver
     by it of its right to commence  such an
     action.  Notwithstanding anything  to  the
     contrary
     herein,  if  the Seller's failure or refusal
     to  perform its  obligations under this
     Agreement is a result of  any action  of,  or
     failure to act by, the Purchaser  or  any of
     the Purchaser's Representatives, the Purchaser
     shall not  be  relieved of its obligations
     under this Agreement and Purchaser  shall not
     be entitled  to  any right  or remedy
     provided  in this Section 14.3  or  elsewhere
     in this Agreement.
     14.  Escrow.
     The  Escrow  Agent shall hold the Downpayment
and  Second Downpayment                            (if   applicable)
and  all   interest                            accrued
thereon,  if any (collectively, the "Deposit") in
escrow  and shall  dispose  of  the Deposit only
in  accordance  with  the provisions  of  that
certain Escrow Agreement  of  even  date herewith
by  and  among the Escrow Agent, the  Purchaser
and the  Seller  relating to the Property (the
"Escrow Agreement") in  the  form of Exhibit I
hereto.  Simultaneously with  their execution  and
delivery of this Agreement, the Purchaser  and the
Seller  shall furnish the Escrow Agent  with
their  true Federal  Taxpayer Identification
Numbers so  that  the  Escrow Agent  may  file
appropriate income tax  information  returns with
respect  to  any interest earned on or credited to
the Deposit.   The party entitled to the economic
benefit  of  the Deposit
representing  interest  earned  on  the
Downpayment
shall be the party responsible for the payment of any tax due thereon.

     The provisions of the Escrow Agreement shall survive the termination of this Agreement and the Closing.
15.  Notices.

     All  notices,  elections, consents,
approvals,  demands, objections,  requests  or
other  communications   which   the Seller  or
the  Purchaser may be required or desire  to
give pursuant to, under or by virtue of this
Agreement must  be  in writing  and (i)
delivered by hand to the addresses set  forth
below,  or (ii) (a) sent by express mail or
courier (for  next business
day   delivery),  or  (b)  sent  by  certified
or
registered   mail,  return  receipt  requested
with   proper postage prepaid, addressed as
follows:

     If to the Seller:

      Laurel-Vincent Place Associates Limited
                    Partnership
     c/o Dean Witter Realty Inc.
     Two World Trade Center
     64th Floor
     New York, New York 10048
     Attention:  Mr.
Ronald DiPietro

        with a copy to:

     Bingham Dana LLP
                150 Federal Street
               Boston, Massachusetts
02110
              Attention:  Vincent M.
Sacchetti, Esq.

               If to the Purchaser:

               c/o Urban Investment
Group, Inc.
401 North Michigan Avenue, Suite 2900
     Chicago, Illinois  60611 Attention: Mr. John
     F.
          Quinn, President with a copy to:

                Stahl Brashler LLC
  20 East Jackson Blvd., Suite 1600
     Chicago, Illinois  60604
Attention:  Jeffrey J. Stahl, Esq.

       The   Seller  or  the  Purchaser  may
designate  another
addressee  or  change  its  address  for  notices
and   other communications  hereunder  by a
notice  given  to  the  other parties  in the
manner provided in this Section 16.  A  notice or
other   communication  sent  in   compliance
with   the
provisions of this Section 16 shall be deemed given and received (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above (or to such other address as such party has designated as provided above), (ii) if sent by express mail or overnight courier, on the date it is delivered to the other party, or (iii) if sent by registered or certified mail, on the third business day following the day such mailing is made.
16.  Property Information and Confidentiality.

     The Purchaser agrees that, prior to the Closing, all Property Information shall be kept strictly confidential and shall not, without
the  prior consent  of  the  Seller,  be disclosed   by    the
Purchaser   or    the                              Purchaser's
Representatives,  in any manner whatsoever,  in
whole  or  in part,   and  will  not  be  used  by the
Purchaser  or the
Purchaser's Representatives, directly or indirectly,  for  any
purpose  other  than evaluating the Property.   Moreover,  the
Purchaser agrees that, prior to the Closing, the Property Information will be transmitted only to the Purchaser's
Representatives   (i) who  need   to   know   the   Property
Information for the purpose of evaluating the Property, and who are informed by the Purchaser of the confidential nature of the Property Information, (ii) who agree to be bound by the terms of this Section 17 and Section 6.3 and (iii) who have executed and delivered to
the  Seller  the   letter regarding  use  of the Property
Information in the form of Exhibit J hereto. The provisions of this Section 17 shall in no event apply to Property Information which is a matter of public record and shall not
prevent the  Purchaser  from complying             with   Laws,
including,   without   limitation,
governmental   regulatory,  disclosure,  tax   and
reporting requirements.
16.1.  Press Releases.

          The  Purchaser and Seller, for the
     benefit  of  each other,  hereby  agree that
     between the  date  hereof  and the  Closing
     Date,  they will not release  or  cause  or
     permit  to  be  released  any  press notices,
     publicity (oral  or written) or advertising
     promotion relating  to, or otherwise announce
     or disclose or cause or permit  to be
     announced  or  disclosed, in any  manner
     whatsoever, the  terms,
conditions or substance of this Agreement  or the
transactions  contemplated  herein, without  first
obtaining   the  written consent  of  the  other
party hereto. It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of the transactions contemplated in this Agreement with any of its attorneys, accountants, professional consultants or potential lenders, as the case may be, or prevent either party hereto from complying with Laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.
16.2.  Return of Property Information.

          In  the  event  this  Agreement is
     terminated,  the Purchaser  and  the
     Purchaser's  Representatives   shall promptly
     deliver to the Seller all originals and copies
     of  the  Property Information provided by
     Seller  in  the possession   of   the
     Purchaser  and   the   Purchaser's
     Representatives.    Notwithstanding  anything
     contained herein  to  the contrary, in no
     event shall the Purchaser be  entitled  to
     receive a return of the Downpayment  or the
     accrued  interest  thereon,  if  any,  if
     and  when otherwise  entitled thereto
     pursuant  to  this  Agreement until  such
     time  as the Purchaser and  the  Purchaser's
     Representatives    shall   have    performed    all    or
     substantially  all of the obligations
contained  in  the
     preceding sentence.
16.3.  Property Information Defined.

          As  used  in  this  Agreement,  the
term      "Property
     Information"   shall   mean  (i)  all
information   and
     documents  in  any  way  relating to  the
     Property,  the operation   thereof  or  the sale
     thereof
     (including,
          without   limitation,  Leases,  Contracts
and       Licenses)
     furnished  to,  or  otherwise made available for  review
     by,   the   Purchaser   or   its
directors,                                    officers,
employees,  affiliates,  partners,  brokers,
agents        or
     other  representatives,  including,  without limitation,
     attorneys,    accountants,
     contractors,   consultants,
     engineers  and  financial  advisors
     (collectively,   the "Purchaser's
     Representatives"), by the Seller or  any  of
     the    Seller's   Affiliates,   or   their
     agents
     or
     representatives,  including,  without
     limitation,  their contractors,
     engineers,    attorneys,
     accountants,
     consultants,   brokers   or  advisors,   and   (ii)   all
     analyses, compilations, data, studies,
reports       or  other
     information  or  documents prepared or
     obtained  by  the Purchaser  or the
     Purchaser's Representatives                   containing
     or based, in whole or in part, on the information or documents described in the preceding clause (i), or the
     Investigations, or otherwise reflecting their review or investigation of the Property.
16.4.  Remedies.

          In  addition to any other remedies
     available to  the Seller,   the  Seller
     shall  have  the  right                       to   seek
     equitable    relief,   including,   without   limitation,
     injunctive relief or specific performance, against the Purchaser or the Purchaser's
     Representatives
     in  order to enforce the provisions of this
     Section 17
and  6.3.
     The provisions of this Section 17 shall survive the termination of this Agreement and the Closing.
     17.  Access to Records.

     For  a  period of one (1) year subsequent to
the  Closing Date,   the
Seller,  the  Seller's  Affiliates
and   their employees,  agents and representatives
shall  be
entitled  to access  during  normal business hours
to all documents,  books and  records  given  to
the Purchaser by  the  Seller  at  the Closing
for  tax  and audit purposes, regulatory
compliance, and   cooperation
with  governmental   investigations   upon
reasonable prior notice to the Purchaser, and
shall         have  the
right, at their sole cost and expense, to make copies of such documents, books and records. In the event that Seller or Seller's Affiliates are subject to any audit, inquiry or other investigation by the Internal Revenue Service, the Securities and Exchange Commission or any other governmental agency, the one year limitation set forth in
the  first
sentence of this Section 18 shall not be applicable.
     18.  Assignments.
           This  Agreement shall be binding upon and
shall inure  to the  benefit  of  the parties
hereto and to  their                               respective
heirs,  executors,  administrators, successors
and       permitted
assigns.   Except as otherwise set forth in this
Section 19, this Agreement may not be assigned by the Purchaser without the prior written
consent of the Seller and  any                     assignment
or  attempted assignment by the Purchaser without
such  prior written  consent shall constitute a default by  the
Purchaser
hereunder and shall be null and void. This Agreement may be assigned by the Purchaser to
an affiliate without                               the  prior
written  consent  of the Seller provided the
Purchaser  is  in
no  way  released  from  any  of its  obligations  under  this
Agreement.
     19.  Entire Agreement, Amendments.
     All  prior  statements,  understandings,
representations and  agreements  between the
parties,  oral  or  written,  are superseded
by  and  merged  in this  Agreement,  which  alone
fully  and completely expresses the agreement
between them  in connection
with  this transaction and which is  entered  into
after  full  investigation, neither  party
relying  upon  any statement,
understanding, representation  or  agreement  made
by  the  other not embodied in this Agreement. This
Agreement shall   be
given  a  fair  and  reasonable  construction
in
accordance  with  the  intentions of the parties
hereto,  and
without  regard  to  or  aid of canons requiring
construction against  the  Seller  or  the party
drafting  this  Agreement. This   Agreement  shall
not  be  altered,  amended,  changed, waived,
terminated or otherwise modified in  any
respect  or
particular,  and no consent or approval required
pursuant  to this  Agreement shall be effective,
unless the same  shall  be in  writing  and
signed by or on behalf of the  party  to  be
charged.
     20.  Merger.
     Except  as  otherwise  expressly  provided
herein,   the
Purchaser's  acceptance  of  the  Deed  shall  be   deemed   a
discharge  of  all of the obligations of the
Seller  hereunder and   all
of   the  Seller's  representations,
warranties,
covenants and agreements herein shall merge in the documents and agreements executed at the Closing and shall not survive the Closing.
     21.  Limited Recourse.

     The  Purchaser agrees that it does not
have and will  not have  any claims or causes
of action against any disclosed  or undisclosed
officer,    director,    employee,
trustee,
shareholder, partner, principal, parent,
subsidiary  or  other affiliate  of the Seller,
including, without limitation,  Dean Witter
Realty  Inc.  and the parent and  affiliates  of
Dean Witter   Realty
Inc.    (collectively,    the
"Seller's
Affiliates"),  arising  out  of or  in  connection
with  this Agreement  or  the  transactions
contemplated  hereby.                          The
Purchaser  agrees  to  look  solely  to  the Seller
and  the Seller's  assets  directly attributable to
the  Building  for the satisfaction  of  the
Seller's liability  or obligation arising
under     this   Agreement   or   the
transactions
contemplated  hereby, or for the performance  of
any  of  the covenants,
warranties  or  other  agreements  of
the  Seller
contained  herein, and further agrees not to sue or
otherwise seek  to  enforce any personal obligation
against any  of  the Seller's Affiliates with
respect to any matters  arising out of  or  in
connection with this Agreement or the transactions
contemplated  hereby.   The  total  liability  of  the  Seller
hereunder  shall  in no event exceed an amount
equal  to  the Deposit.
The limitations on Seller's liability set forth
in
this  Section  22  shall  not apply  to  losses
or  costs  of Purchaser  incurred  due  to
Seller's  fraud  or
intentional
misrepresentation.
     22.  Miscellaneous.
     Neither  this Agreement nor any memorandum
thereof  shall be  recorded  and  any attempted
recordation hereof  shall  be void  and  shall
constitute a default.  Each of  the  Exhibits and
Schedules  referred  to herein  and  attached
hereto  is incorporated  herein by this reference.
The caption  headings in  this  Agreement  are
for convenience  only  and  are  not intended  to be  a part of this Agreement and  shall  not  be
construed  to  modify,  explain or alter  any  of  the  terms, covenants  or  conditions herein contained.  If
any provision of this Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this
Agreement  and  to this end the provisions of this  Agreement are intended  to be and shall be
severable.   This  Agreement shall                       be  interpreted
and enforced in  accordance  with  the
laws   of   the   State  of  Maryland  without
reference  to
principles of conflicts of laws.
     23.  Time of the Essence.
Time is of the essence with respect to this Agreement, including but not limited to the occurrence of the Closing as of the originally scheduled date.

24.  IRS Form 1099-S Designation.

        In   order   to  comply  with  information   reporting
requirements  of Section 6045(e) of the Internal
Revenue  Code of                                     1986,   as
amended,   and  the   Treasury   Regulations
thereunder,  the  parties agree (i) to  execute
an  IRS  Form 1099-S                                     Designation
Agreement in the form attached  hereto  as
Exhibit K at or prior to the Closing to designate the Title Company as the party who
shall be responsible for  reporting the                  contemplated
sale  of  the  Property  to  the  Internal
Revenue  Service  (the  "IRS") on IRS  Form  1099-
S; (ii) to provide the Title Company with the information necessary to complete Form 1099-S; (iii) that the Title Company shall not be liable for the actions taken under this Section 25, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Title
Company; and (iv) that the Title  Company shall          be  indemnified
by  the  parties  for  any  costs                        or
expenses  incurred  as  a result of the  actions
taken under this Section 25, except as they may be the result of gross negligence or willful
misconduct on the part  of  the  Title Company.          The  Title
Company shall provide  all  parties  to
this  transaction  with copies of the IRS Forms
1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S. 25. Attorneys' Fees.

       In  any  event  that  at any time Seller
or  Purchaser shall                                      institute  any
action or proceeding against  the  other
relating  to  this  Agreement or any default hereunder,  then and in that event the prevailing party in such action or proceeding shall be entitled to recover from the other party its reasonable attorneys' fees which shall be deemed to have accrued on the commencement of
such action or proceeding  and shall                     be payable
whether or not such action is prosecuted to judgment.
26.  Counterparts.

              This  Agreement may be executed by
the  parties hereto                                      in  separate
counterparts, each of which when so executed and delivered shall be an original,

but  all  such counterparts  shall together

constitute but one and  the  same instrument.

27.  Restructuring.

    Upon  the agreement of both Seller and

Purchaser  at  any









time prior to Closing, which agreement may be granted or




withheld  by  either  party  in  its  sole



discretion,   this transaction   will  be



restructured  as   a   sale   of   the partnership



interest in the Seller, instead of a transfer  of



real property by deed, upon terms agreed to by the



parties.

     IN   WITNESS  WHEREOF,  this  Agreement  has
been   duly executed  by the parties hereto as of
the day and  year  first above written.
                              SELLER: LAUREL-
                              VINCENT PLACE
                              ASSOCIATES LIMITED
                              PARTNERSHIP, a
Virginia
                              limited
partnership

                              By:DEAN WITTER REALTY
                                 INCOME PARTNERSHIP
                                 III, L.P., a
                                 Delaware
                                 limited
                                 partnership,
                                 its general
                                 partner

                                 By:  DEAN
                                      WITTER REALTY
                                      INCOME
                                      PROPERTIE
                                      S III,
                                      INC., a
                                      Delaware
                                      corporati on,
                                      its general
                                      partner

                                           By:
                                         Robert
                                         B.
                                         Austin
                                         Vice
                                         Presid ent


                              PURCHASER:

                              URBAN INVESTMENT
GROUP, INC.
                                   By:
                                   _____________
                                   ____________ ___
           Name:
           Title:
E-1